                                                                  EXHIBIT 10.2

                                                                EXECUTION COPY










                              TRANSACTION AGREEMENT

                                  BY AND AMONG

                             OAKHURST COMPANY, INC.,

                          STERLING CONSTRUCTION COMPANY

                                       AND

                             CERTAIN STOCKHOLDERS OF

                          STERLING CONSTRUCTION COMPANY











                            DATED AS OF JULY 18, 2001

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
Article I. The Transactions.......................................................................................2
         Section 1.1. Initial Purchase of Sterling Common Stock by the Purchaser..................................2
         Section 1.2. Put Option..................................................................................2
         Section 1.3. Determination of Earnout Amount.............................................................4
         Section 1.4. Subordination of Earnout Payments...........................................................5
         Section 1.5. The Sterling Repurchase; Sterling Options...................................................8
         Section 1.6. Election of Directors and Executive Officers of the Purchaser...............................8
         Section 1.7. Steel City Board Seat.......................................................................9

Article II. The Closing...........................................................................................9
         Section 2.1. Closing.....................................................................................9
         Section 2.2. Closing Deliveries of the Selling Stockholders and Sterling.................................9
         Section 2.3. Closing Deliveries of the Purchaser........................................................10

Article III. Representations and Warranties of Sterling..........................................................11
         Section 3.1. Due Organization...........................................................................11
         Section 3.2. Authorization..............................................................................12
         Section 3.3. No Conflicts; Approvals....................................................................12
         Section 3.4. Capital Stock of Sterling..................................................................13
         Section 3.5. Subsidiaries...............................................................................14
         Section 3.6. Financial Statements.......................................................................14
         Section 3.7. Balance Sheet Liabilities and Obligations..................................................14
         Section 3.8. Accounts and Notes Receivable..............................................................15
         Section 3.9. Permits....................................................................................15
         Section 3.10. Real and Personal Property................................................................15
         Section 3.11. Material Contracts and Commitments........................................................17
         Section 3.12. Labor.....................................................................................18
         Section 3.13. Title to Owned Real Property..............................................................18
         Section 3.14. Insurance.................................................................................18
         Section 3.15. Compensation..............................................................................19
         Section 3.16. Employee Benefit Plans....................................................................19
         Section 3.17. No Multiemployer Plans....................................................................21
         Section 3.18. Conformity with Law; Governmental Claims..................................................21
         Section 3.19. Taxes and Tax Returns.....................................................................21
         Section 3.20. Intellectual Property.....................................................................23
         Section 3.21. Governmental Contracts....................................................................23
         Section 3.22. Absence of Changes........................................................................23
         Section 3.23. Brokers and Finders.......................................................................24
         Section 3.24. Environmental Matters.....................................................................24
         Section 3.25. No Underground Storage Tanks..............................................................25
         Section 3.26. Accounting Records........................................................................25
         Section 3.27. Litigation and Claims.....................................................................25
         Section 3.28. Related Party Transactions................................................................26


                                      -ii-

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
         Section 3.29. No Misstatements or Omissions.............................................................26

Article IV. Representations and Warranties of the Purchaser......................................................26
         Section 4.1.  Due Organization..........................................................................26
         Section 4.2.  Authorization.............................................................................26
         Section 4.3.  No Conflicts; Approvals...................................................................27
         Section 4.4.  Capital Stock of the Purchaser............................................................27
         Section 4.5.  Subsidiaries..............................................................................28
         Section 4.6.  Purchaser SEC Reports.....................................................................29
         Section 4.7.  Balance Sheet Liabilities and Obligations.................................................29
         Section 4.8.  Accounts and Notes Receivable.............................................................30
         Section 4.9.  Permits...................................................................................30
         Section 4.10. Real and Personal Property................................................................30
         Section 4.11. Material Contracts and Commitments........................................................32
         Section 4.12. Labor.....................................................................................32
         Section 4.13. Acquisition of Sterling Purchased Stock...................................................33
         Section 4.14. Insurance.................................................................................33
         Section 4.15. Compensation..............................................................................33
         Section 4.16. Employee Benefit Plans....................................................................33
         Section 4.17. No Multiemployer Plans....................................................................35
         Section 4.18. Conformity with Law; Governmental Claims..................................................35
         Section 4.19. Taxes and Tax Returns.....................................................................36
         Section 4.20. Intellectual Property.....................................................................37
         Section 4.21. Governmental Contracts....................................................................37
         Section 4.22. Absence of Changes........................................................................37
         Section 4.23. Brokers and Finders.......................................................................38
         Section 4.24. Environmental Matters.....................................................................38
         Section 4.25. No Underground Storage Tanks..............................................................39
         Section 4.26. Accounting Records........................................................................39
         Section 4.27. Litigation and Claims.....................................................................39
         Section 4.28. Related Party Transactions................................................................39
         Section 4.29. Consummation of the Casella Exchange Transaction..........................................40
         Section 4.30. No Misstatements or Omissions.............................................................40

Article V. Representations and Warranties of the Selling Stockholders............................................40
         Section 5.1.  Authority.................................................................................40
         Section 5.2.  No Conflicts; Approvals...................................................................40
         Section 5.3.  Title to the Sterling Common Stock........................................................41
         Section 5.4.  Acquisition of Purchaser Securities.......................................................41

Article VI. Covenants of the Parties.............................................................................42
         Section 6.1.  Exchange of Sterling Convertible Notes; Inter-Company Transfer of Sterling
                  Common Stock...................................................................................42
         Section 6.2.  Certain Matters Regarding Oakhurst Promissory Notes.......................................42
         Section 6.3.  Sterling and Purchaser Employment Agreements..............................................43
         Section 6.4.  Tax Matters...............................................................................43

Article VII. Conditions Precedent to the Obligations of the Parties..............................................45
         Section 7.1.  No Litigation; Consents...................................................................45
         Section 7.2.  Opinion of the Purchaser's Tax Advisor....................................................45
         Section 7.3.  Consummation of Institutional Investors Transaction.......................................45
         Section 7.4.  Sterling Credit Facility..................................................................45
         Section 7.5.  Refinancing of the Purchaser's Credit Facility............................................45
         Section 7.6.  NASCIT Short-Term Note....................................................................46

Article VIII. Conditions Precedent to the Obligations of Sterling and the Selling Stockholders...................46
         Section 8.1.  Representations and Warranties; Performance of Obligations................................46
         Section 8.2.  Closing Documents.........................................................................46
         Section 8.3.  Opinions of Counsel.......................................................................46
         Section 8.4.  Good Standing Certificates................................................................47
         Section 8.5.  Nasdaq Authorization......................................................................48

Article IX. Conditions Precedent to the Obligations of the Purchaser.............................................48
         Section 9.1.  Representations and Warranties; Performance of Obligations................................48
         Section 9.2.  Closing Documents.........................................................................48
         Section 9.3.  Opinion of Counsel........................................................................48
         Section 9.4.  Good Standing Certificates................................................................49

Article X. Survival; Indemnification.............................................................................49
         Section 10.1. Survival of Representations and Warranties................................................49
         Section 10.2. Indemnification by the Selling Stockholders...............................................50
         Section 10.3. Third Person Claims.......................................................................50

Article XI. Miscellaneous........................................................................................51
         Section 11.1. Cooperation...............................................................................51
         Section 11.2. Successors and Assigns....................................................................51
         Section 11.3. Entire Agreement..........................................................................51
         Section 11.4. Counterparts..............................................................................52
         Section 11.5. Expenses..................................................................................52
         Section 11.6. Notices...................................................................................52
         Section 11.7. No Third-Party Beneficiaries..............................................................53
         Section 11.8. Governing Law.............................................................................53
         Section 11.9. Consent to Jurisdiction...................................................................54
         Section 11.10. Waiver of Jury Trial.....................................................................54
         Section 11.11. Exercise of Rights and Remedies..........................................................54
         Section 11.12. Reformation and Severability.............................................................54
         Section 11.13. Attorney's Fees..........................................................................54
         Section 11.14. Interpretation...........................................................................55



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EXHIBITS

EXHIBIT A         Selling Stockholders
EXHIBIT B         Form of Notes
EXHIBIT C         Form of Warrants
EXHIBIT D         Form of Sterling Notes
EXHIBIT E         Repurchased Shares
EXHIBIT F         [Intentionally Omitted]
EXHIBIT G         Form of Intercompany Note
EXHIBIT H         Form of Sterling Intercompany Note
EXHIBIT I         Form of Manning Note
EXHIBIT J         Form of Davies First Note
EXHIBIT K         Form of Davies Second Note
EXHIBIT L         Form of Hemsley Note
EXHIBIT M         Form of Patrick T. Manning Employment Agreement with Texas-Sterling
EXHIBIT N         Form of Joseph P. Harper, Sr. Employment Agreement with Texas-Sterling
EXHIBIT O         Form of Terry D. Williamson Employment Agreement with Texas-Sterling
EXHIBIT P         Form of Patrick T. Manning Employment Agreement with the Purchaser
EXHIBIT Q         Form of Joseph P. Harper, Sr. Employment Agreement with the Purchaser
EXHIBIT R         Form of McDermott, Will & Emery Tax Opinion
EXHIBIT S         Form of NASCIT Short-Term Note

INDEX OF DEFINED TERMS


Agreement.........................................................................................................1
Casella Exchange Transaction.....................................................................................40
CERCLA...........................................................................................................25
Change of Control.................................................................................................3
Closing...........................................................................................................9
Closing Date......................................................................................................9
Code.............................................................................................................19
Comerica.........................................................................................................10
Commission.......................................................................................................29
Damages..........................................................................................................50
Davies First Note................................................................................................43
Davies Notes.....................................................................................................43
Davies Second Note...............................................................................................43
Earnout Payment...................................................................................................4
Earnout Pool Amount...............................................................................................4
Environmental Laws...............................................................................................25
Environmental Permits............................................................................................25
ERISA............................................................................................................19
Exchange Act......................................................................................................3
Exercise Price....................................................................................................3
GAAP..............................................................................................................5
Hambro Funds......................................................................................................1
Hazardous Substances.............................................................................................25
Hemsley Note.....................................................................................................43
Indemnified Party................................................................................................51
Indemnifying Party...............................................................................................51
Insolvency or Liquidation Proceeding..............................................................................5
Institutional Investors...........................................................................................1
Institutional Purchase Agreement..................................................................................2
Intercompany Note................................................................................................10
Intercompany Note Purchase Amount................................................................................10
Invesco Fund......................................................................................................1
Liens.............................................................................................................2
Manning Note.....................................................................................................42
Manning Securities...............................................................................................43
NASCIT............................................................................................................1
NASCIT Short-Term Note...........................................................................................46
New Board Member..................................................................................................9
NOL..............................................................................................................37
Notes.............................................................................................................1
Obligations.......................................................................................................5
Original Manning Note............................................................................................42
OTI..............................................................................................................10
Person...........................................................................................................13
Proceeding.......................................................................................................26

Purchaser.........................................................................................................1
Purchaser Audited Financial Statements...........................................................................29
Purchaser Board...................................................................................................8
Purchaser Common Stock............................................................................................1
Purchaser Contracts..............................................................................................32
Purchaser Controlled Group Member................................................................................34
Purchaser Financial Statements...................................................................................29
Purchaser Insurance..............................................................................................33
Purchaser Interim Financial Statements...........................................................................29
Purchaser Leased Real Property...................................................................................31
Purchaser Material Adverse Effect................................................................................27
Purchaser Option Plan.............................................................................................8
Purchaser Pension Plan...........................................................................................34
Purchaser Permits................................................................................................30
Purchaser Plans..................................................................................................34
Purchaser Real Property Leases...................................................................................31
Purchaser SEC Reports............................................................................................29
Purchaser Securities..............................................................................................1
Purchaser Shares..................................................................................................1
Purchaser's Indemnified Persons..................................................................................50
Put Elected Shares................................................................................................2
Put Election Date.................................................................................................4
Put Notice........................................................................................................4
Put Option........................................................................................................2
Put Payment Amount................................................................................................4
Put Payment Date..................................................................................................4
Put Shares........................................................................................................3
Put Threshold Share Amount........................................................................................3
RCRA.............................................................................................................25
Representative....................................................................................................5
Repurchased Stock.................................................................................................8
SCPI..............................................................................................................9
Securities Act...................................................................................................33
Selling Stockholder...............................................................................................1
Senior Obligations................................................................................................5
Sterling..........................................................................................................1
Sterling Audited Financial Statements............................................................................14

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
Sterling Common Stock.............................................................................................1
Sterling Contracts...............................................................................................18
Sterling Controlled Group Member.................................................................................19
Sterling Convertible Notes.......................................................................................10
Sterling EBITDA...................................................................................................5
Sterling Financial Statements....................................................................................14
Sterling Insurance...............................................................................................19
Sterling Intercompany Note.......................................................................................10
Sterling Interim Financial Statements............................................................................14
Sterling Leased Real Property....................................................................................16
Sterling Material Adverse Effect.................................................................................12
Sterling Notes....................................................................................................1
Sterling Options..................................................................................................8
Sterling Owned Real Property.....................................................................................16
Sterling Pension Plan............................................................................................20
Sterling Permits.................................................................................................15
Sterling Plans...................................................................................................20
Sterling Purchased Stock..........................................................................................2
Sterling Real Property Leases....................................................................................16
Straddle Period..................................................................................................44
subsidiary.......................................................................................................12
Tax Returns......................................................................................................23
Tax Sharing Agreement............................................................................................10
Taxes............................................................................................................23
Texas-Sterling...................................................................................................10
Third Person.....................................................................................................51
Transaction Documents............................................................................................11
Triggering Transaction............................................................................................3
TS Intercompany Amount...........................................................................................10
WARN Act.........................................................................................................18
Warrants..........................................................................................................1



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                              TRANSACTION AGREEMENT

         THIS TRANSACTION AGREEMENT (this "Agreement") is entered into as of July 18, 2001, by and among Oakhurst Company, Inc., a Delaware corporation (the "Purchaser"), Sterling Construction Company, a Delaware corporation ("Sterling"), and the stockholders of Sterling listed on Exhibit A hereto (each a "Selling Stockholder" and collectively the "Selling Stockholders").

         WHEREAS, the Selling Stockholders are the owners of four hundred eight thousand nine hundred fifty-two (408,952) shares of common stock, par value $0.01 per share, of Sterling (the "Sterling Common Stock"), constituting approximately fifty-two percent (52%) of the total shares of Sterling Common Stock (i) issued and outstanding and (ii) reserved for issuance upon conversion of the Sterling Convertible Notes (as defined in Section 2.2(k) hereof) into Sterling Common Stock;

         WHEREAS, the Purchaser desires to purchase from the Selling Stockholders, and the Selling Stockholders desire to sell to the Purchaser, a portion of the Sterling Common Stock owned by the Selling Stockholders, in exchange for the issuance by the Purchaser to the Selling Stockholders of (i) shares (the "Purchaser Shares") of the common stock, par value $0.01 per share, of the Purchaser (the "Purchaser Common Stock"), (ii) zero-coupon subordinated promissory notes of the Purchaser, substantially in the form attached hereto as Exhibit B (together with those zero-coupon subordinated promissory notes of the Purchaser issued to James D. Manning in accordance with Section 6.2(a)(ii) hereof, the "Notes"), duly executed by the Purchaser in favor of the Selling Stockholders, and (iii) warrants to purchase shares of Purchaser Common Stock, substantially in the form attached hereto as Exhibit C (together with those warrants to purchase shares of Purchaser Common Stock issued to James D. Manning in accordance with Section 6.2(a)(iii) hereof, the "Warrants" and collectively with the Purchaser Shares and the Notes to be purchased pursuant to this Agreement, the "Purchaser Securities"), duly executed by the Purchaser in favor of the Selling Stockholders;

         WHEREAS, Sterling desires to purchase from the Selling Stockholders, and the Selling Stockholders desire to sell to Sterling, a portion of the Sterling Common Stock owned by the Selling Stockholders, in exchange for the issuance by Sterling of subordinated promissory notes of Sterling, substantially in the form attached hereto as Exhibit D (the "Sterling Notes"), duly executed by Sterling in favor of the Selling Stockholders;

         WHEREAS, simultaneously with the closing of the transactions contemplated by this Agreement, the Purchaser will purchase from J O Capital Management Ltd A/c A, J O Capital Management Ltd A/c B, J O Capital Management Ltd A/c C and Oryx International Growth Fund Limited (collectively, the "Hambro Funds"), Invesco English & International Trust Plc (the "Invesco Fund") and North Atlantic Small Companies Investment Trust Plc ("NASCIT" and, collectively with the Hambro Funds and the Invesco Fund, the "Institutional Investors") all of the shares of Sterling Common Stock held by the Institutional Investors pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and between the Purchaser, Sterling and the Institutional Investors (the "Institutional Purchase Agreement"); and

         WHEREAS, the Purchaser, Sterling and the Selling Stockholders desire to consummate certain other transactions in order to cause Sterling to become a majority-owned subsidiary of the Purchaser.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                                   Article I.
                                The Transactions

         Section 1.1. Initial Purchase of Sterling Common Stock by the
Purchaser.

         (a) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 2.1(a) hereof), the Selling Stockholders severally will sell, assign, transfer and deliver to the Purchaser, and the Purchaser will purchase and acquire from the Selling Stockholders an aggregate of eighty-seven thousand six hundred ninety-seven (87,697) shares of Sterling Common Stock (the "Sterling Purchased Stock"), free and clear of all mortgages, pledges, security interests, encumbrances, liens (statutory or other), conditional sale agreements, claims, charges, limitations or similar restrictions ("Liens"). The respective number of shares of the Sterling Purchased Stock to be sold by each of the several Selling Stockholders is set forth on Exhibit A hereto next to each such Selling Stockholder's name.

         (b) On the Closing Date, as consideration for its purchase of the Sterling Purchased Stock from the Selling Stockholders, the Purchaser (X) will issue and deliver to each of the Selling Stockholders, in the respective amounts indicated on Exhibit A hereto next to each such Selling Stockholder's name, the following: (i) one million one hundred twenty-four thousand five hundred thirty-six (1,124,536) shares of Purchaser Common Stock in the aggregate, free and clear of all Liens, (ii) Notes with principal and interest payable at maturity in the aggregate of three million eight hundred twenty-four thousand dollars ($3,824,000.00), and (iii) Warrants to purchase three hundred three thousand nine hundred forty-two (303,942) shares of Purchaser Common Stock in the aggregate, (Y) will grant the Put Option to the Selling Stockholders, as provided in, and pursuant to Section 1.2 hereof, and (Z) will grant the right to earn the Earnout Pool Amount (as defined in Section 1.3 hereof), as provided in and pursuant to Section 1.3 hereof.

         Section 1.2. Put Option.

         (a) Except as set forth in Section 1.2(b), at any time after the third anniversary of the Closing Date and prior to the fourth anniversary of the Closing Date, the Selling Stockholders shall have the right (the "Put Option") to compel the Purchaser and/or Sterling to purchase the remaining shares of Sterling Common Stock that such Selling Stockholders own after the Closing (the "Put Elected Shares"), at a price of one hundred five dollars and twenty-six cents ($105.26) per share of Sterling Common Stock (the "Exercise Price"); provided, however, that the Purchaser shall not be required to purchase such Put Elected Shares until the number of Put Elected Shares exceeds 50% of those 114,000 shares of Sterling Common Stock owned by all of the Selling Stockholders immediately following the Closing (the "Put Threshold Share

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Amount"), in which event the Purchaser shall be required to purchase all of the shares of Sterling Common Stock held by all of the Selling Stockholders at such time (the "Put Shares") at the Exercise Price.

         (b) Notwithstanding Section 1.2(a), the Selling Stockholders shall be entitled to immediately exercise the Put Option at any time prior to the fourth anniversary of the Closing Date in the event that (i) the Purchaser enters into a binding agreement to sell its entire interest in Sterling or its stock in SCPI (as defined in Section 1.7 hereof), whether pursuant to a stock sale, merger, consolidation or sale of all or substantially all of the assets of Sterling other than to an "affiliate" (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision), (ii) the Purchaser enters into a binding agreement to sell any Sterling Common Stock or SCPI stock or any security convertible into, exchangeable for or granting the right to purchase, any Sterling Common Stock or SCPI stock other than a transfer to an "affiliate" (within the meaning of Rule 12b-2 under the Exchange Act) of the Purchaser that does not affect the Purchaser's ability to consolidate with Sterling and SCPI for federal income tax purposes, (iii) there is a binding agreement for the sale, lease or transfer, directly or indirectly, of all or substantially all of the assets of the Purchaser to any "Person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), (iv) there is a binding agreement for a Change of Control, or (v) there is a Change of Control (clauses (i), (ii), (iii) and (iv) are referred to herein as a "Triggering Transaction"). For purposes of this Agreement, "Change of Control" means (A) the approval by the requisite stockholders of the Purchaser of a plan of liquidation or dissolution of the Purchaser, (B) any "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d- 5(b)(1) under the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of the voting stock of the Purchaser and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, unless, as a result of such transaction, the ultimate direct or indirect ownership of the Purchaser is substantially the same immediately after such transaction as it was immediately prior to such transaction, or (C) the adoption by the Purchaser's Board of Directors or by the Purchaser's stockholders, of a plan of consolidation or merger of the Purchaser pursuant to which the Purchaser Common Stock is converted into cash, securities or other property, in each case other than a consolidation or merger of the Purchaser in which the holders of Purchaser Common Stock and other capital stock of the Purchaser entitled to vote in the election of directors of the Purchaser, immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total aggregate voting power of capital stock entitled to vote in the election of directors of the continuing or surviving corporation immediately after the consolidation or merger. Notwithstanding the foregoing, it is agreed and understood that a sale of assets of SCPI shall not be deemed to result in a Change of Control.

         (c) In order to exercise a Put Option pursuant to Section 1.2(a) or
(b), as the case may be, Selling Stockholders holding shares of Sterling Common Stock in excess of the Put Threshold Share Amount shall provide the Purchaser with a written notice in accordance with Section 11.6 hereof specifying that the Selling Stockholders wish to sell all of their remaining shares of

Sterling Common Stock pursuant to Section 1.2(a) or (b), as the case may be (a "Put Notice"). The date on which such Put Notice is received by the Purchaser from the Selling Stockholders holding shares of Sterling Common Stock in excess of the Put Threshold Share Amount shall be the "Put Election Date". In the event the Selling Stockholders holding shares of Sterling Common Stock in excess of the Put Threshold Share Amount exercise their Put Option pursuant to Section 1.2(a), the Purchaser shall, within ninety (90) days of the Put Election Date, pay to each of the Selling Stockholders, whether or not such stockholder elected to exercise the Put Option, the Exercise Price and any applicable Earnout Payment (as defined in Section 1.3 hereof) for each of the Put Shares owned by such Selling Stockholder ("Put Payment Amount") in immediately available funds; provided, however, that the Purchaser shall not be required to purchase such Put Shares from any Selling Stockholder until such Selling Stockholder has delivered to the Purchaser certificates representing the Put Shares free and clear of all Liens, which shall be duly endorsed for transfer or accompanied by a stock power duly executed in blank. In the event the Selling Stockholders holding shares of Sterling Common Stock in excess of the Put Threshold Share Amount exercise their Put Option pursuant to Section 1.2(b), the Purchaser shall pay the Put Payment Amount upon the earlier of (i) the ninetieth (90th) day after the Put Election Date and (ii) the closing of the Triggering Transaction. The date required for payment of the Put Payment Amount pursuant to this Section 1.2(c) is hereinafter referred to as the "Put Payment Date". To the extent the Purchaser does not pay the Put Payment Amount and the Earnout Payment in full to the Selling Stockholders in immediately available funds upon delivery and receipt of the Put Notice and upon tender of delivery of the Put Shares in the manner described in this Section 1.2(c), the Purchaser agrees to enter into appropriate documents to secure the Purchaser's obligation to pay the Put Payment Amount in full with a first priority security interest in the Put Shares and shall take such steps to create evidence of and perfect such security interest, which steps may include but shall not be limited to permitting the Selling Stockholders to retain possession of the Put Shares.

         Section 1.3. Determination of Earnout Amount. At the Put Payment Date or the Call Payment Date, as the case may be, to the extent that (i) 19.9% of the product of (a) 5.6 and (b) Sterling EBITDA (as defined below) exceeds (ii) twelve million dollars ($12,000,000.00) (such excess, the "Earnout Pool Amount"), the Selling Stockholders who sell Put Shares shall receive for each Put Share purchased by the Purchaser in accordance with Section 1.2 hereof, in addition to the Exercise Price, a payment per share (the "Earnout Payment") equal to:

         (x) the Earnout Pool Amount (which shall, for purposes of this Section 1.3(x), notwithstanding the amount determined in accordance with the first sentence of this Section 1.3, not exceed five million dollars ($5,000,000.00)), divided by

         (y)      one hundred fourteen thousand (114,000).

For purposes of this Agreement, "Sterling EBITDA" shall mean the consolidated net income of Sterling

         (i) less any extraordinary or non-recurring non-cash gains plus any extraordinary or non-recurring non-cash losses,

         (ii) plus, to the extent deducted from such consolidated net income, net interest expenses, income taxes, and depreciation and amortization expenses and inter-company fees or charges, including, without limitation, all Purchaser corporate overhead charges (except to the extent paid by the Purchaser or any subsidiary or "affiliate" (within the meaning of Rule 12b-2 under the Exchange Act) for the benefit of Sterling), all as determined in accordance with generally accepted accounting principles in the United States ("GAAP"), consistently applied for the twelve months ending on the last day of the month prior to the month in which the Put Election Date occurs.

         Section 1.4. Subordination of Earnout Payments.

         (a) For purposes of this Section 1.4, the following terms shall have the meaning ascribed to them below:

         "Insolvency or Liquidation Proceeding" means (i) any voluntary or involuntary insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Purchaser or the creditors of the Purchaser, as such, or to the assets of the Purchaser, or (ii) any liquidation, dissolution, reorganization or winding up of the Purchaser, whether voluntary or involuntary and whether involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Purchaser.

         "Obligations" shall mean any principal, interest, penalties, expenses, fees, indemnifications, reimbursements, damages and other liabilities payable.

         "Representative" means a trustee, agent or representative for any Senior Obligations.

         "Senior Obligations" shall mean the Obligations of the Purchaser pursuant to the Notes, the Manning Note (as defined in Section 6.2(a)(i) hereof), the note issued by the Purchaser to Casella Waste Systems, Inc. as part of the Casella Exchange Transaction (as defined in Section 4.29 hereof) and the zero coupon subordinated notes of the Purchaser issued to NASCIT pursuant to the Institutional Purchase Agreement.

         (b) The Purchaser and the Selling Stockholders agree that the obligations of the Purchaser to make Earnout Payments pursuant to this Agreement are subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Obligations (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Obligations.

         (c) Upon any payment or distribution of assets of the Purchaser of any kind or character, whether in cash, property or securities, to creditors in any Insolvency or Liquidation Proceeding with respect to the Purchaser, all amounts due or to become due under or with respect to all Senior Obligations shall first be paid indefeasibly in full in cash before any Earnout Payment is made on account of this Agreement. Upon any such Insolvency or Liquidation Proceeding, any payment or distribution of assets of the Purchaser of any kind or character, whether in cash, property or securities, to which the Selling Stockholder would be entitled on account of any Earnout Payment shall be paid by the Purchaser or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Selling Stockholder if received by it, directly to the holders of Senior Obligations (pro rata to such holders on the basis of the amount of Senior Obligations held by each such holder) or their Representative, as their interests may appear, for application to the payment of the Senior Obligations remaining unpaid until all such Senior Obligations have been paid indefeasibly in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Obligations.

         (d) In the event of and during the continuation of any default in the payment of principal of, interest or premium, if any, on any Senior Obligations, or in the event that any event of default (other than a payment default) with respect to any Senior Obligations shall have occurred and be continuing and shall have resulted in such Senior Obligation becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) if any event of default other than as described in clause (a) above with respect to any Senior Obligations shall have occurred and be continuing permitting the holders of such Senior Obligations (or their Representative or Representatives) to declare such Senior Obligations due and payable prior to the date on which it would otherwise have become due and payable, then no Earnout Payment shall be made by or on behalf of the Purchaser on account of this Agreement, unless and until such default shall have been cured or waived in writing in accordance with the instruments governing such Senior Obligations or such acceleration shall have been rescinded or annulled.

         (e) In the event that a Selling Stockholder receives any Earnout Payment at a time when such payment is prohibited by the provisions hereof, such payment shall be held by the Selling Stockholder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request to the holders of Senior Obligations, as their interests may appear, or their Representative under the agreements (if any) pursuant to which Senior Obligations may have been issued, as their respective interests may appear, for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay such Senior Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations.

         (f) After all Senior Obligations are paid in full and until any Earnout Payments are paid in full in accordance with this Agreement, the Selling Stockholders shall be subrogated to the rights of holders of Senior Obligations to receive distributions applicable to Senior Obligations to the extent that distributions otherwise payable to the Selling Stockholders have been applied to the payment of Senior Obligations. A distribution made under this Agreement to holders of Senior Obligations that otherwise would have been made to the Selling Stockholders is not, as between the Purchaser and the Selling Stockholders, an Earnout Payment by the Purchaser under this Agreement.

         (g) No right of any holder of Senior Obligations to enforce the subordination of the indebtedness evidenced by this Agreement shall be impaired by any act or failure to act by the Purchaser or the Selling Stockholders or by the failure of the Purchaser or the Selling Stockholders to comply with this
Section 1.4.

         (h) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Obligations, or any of them, may, at any time and from time to time, without the consent of or notice to the Selling Stockholders, without incurring any liabilities to the Selling Stockholders and without impairing or releasing the subordination and other benefits provided in this Section 1.4 or the Obligations of the Purchaser to the holders of the Senior Obligations, even if any right of reimbursement or subrogation or other right or remedy of the Selling Stockholders is affected, impaired or extinguished thereby, take in good faith any action with respect to the Senior Obligations, including, without limitation, any one or more of the following:

                  (1) with the consent of the Purchaser, change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Obligations, any security therefor or guaranty thereof or any liability of any obligor thereon (including any guarantor) to such holder, or any liability incurred directly or indirectly in respect thereof, or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner any Senior Obligations or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Obligations are outstanding;

                  (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing Senior Obligations or any liability of any obligor thereon, to such holder, or any liability incurred directly or indirectly in respect thereof;

                  (3) settle or compromise any Senior Obligations or any other liability of any obligor of the Senior Obligations to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Obligations) in any manner or order; and

                  (4) fail to take or to record or to otherwise perfect, for any reason or for no reason, any Lien or security interest securing Senior Obligations by whomsoever granted; exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other person; and elect any remedy and otherwise deal freely with any obligor and any security for the Senior Obligations or any liability of any obligor to such holder or any liability incurred directly or indirectly in respect thereof.

         (i) Whenever a distribution is to be made or a notice given to holders of Senior Obligations, the distribution may be made and the notice given to their Representative. Upon any payment or distribution of assets of the Purchaser referred to in this Section 1.4, the Selling Stockholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Selling Stockholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of the Purchaser, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 1.4.

         (j) This Section 1.4 defines the relative rights of the Selling Stockholders and holders of Senior Obligations. Nothing in this Section 1.4 shall impair, as between the Purchaser and the Selling Stockholders, the obligations of the Purchaser to pay any Earnout Amounts due in accordance with the terms of Section 1.3 hereof or affect the relative rights of the Selling Stockholders and creditors of the Purchaser other than their rights to the Earnout Amounts in relation to holders of Senior Obligations.

         Section 1.5. The Sterling Repurchase; Sterling Options.

         (a) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date the Selling Stockholders severally will sell, assign, transfer and deliver to Sterling, and Sterling will purchase and acquire from the Selling Stockholders an aggregate of two hundred seven thousand two hundred fifty-five (207,255) shares of Sterling Common Stock (the "Repurchased Stock"), free and clear of all Liens. The respective number of shares of the Repurchased Stock to be sold by each of the several Selling Stockholders is set forth on Exhibit E attached hereto next to each such Selling Stockholder's name.

         (b) On the Closing Date, as consideration for its purchase of the Repurchased Stock from the Selling Stockholders, Sterling will issue and deliver to each of the Selling Stockholders, in the respective amounts indicated on Exhibit E attached hereto next to each such Selling Stockholder's name, Sterling Notes with an initial principal amount in the aggregate of six million dollars ($6,000,000.00).

         (c) Sterling and the Selling Stockholders hereby represent and warrant to the Purchaser that, as of the Closing Date, there will be outstanding options to purchase twenty-three thousand four hundred four (23,404) shares of Sterling Common Stock (the "Sterling Options"). All Sterling Options outstanding immediately prior to the Closing shall be cancelled, and in full satisfaction of such cancellation each holder thereof shall be entitled to receive from Sterling, at or immediately after the Closing, an amount equal to four dollars ($4.00) per each share of Sterling Common Stock subject to his or her Sterling Options, subject to reduction for any applicable withholding taxes. From and after the date hereof, Sterling hereby agrees not to issue any additional Sterling Options. In consideration of the foregoing, the Purchaser hereby agrees after the Closing to establish for the benefit of the employees of Sterling and its subsidiaries a plan for the issuance of options to purchase shares of Purchaser Common Stock (the "Purchaser Option Plan") to be administered by the Compensation Committee of the Board of Directors of the Purchaser (the "Purchaser Board").

         Section 1.6. Election of Directors and Executive Officers of the Purchaser.

         (a) As of the Closing Date, the Purchaser shall cause (i) all of the current members of the Purchaser Board, other than Robert M. Davies and Maarten
D. Hemsley, to resign from the Purchaser Board and (ii) the Purchaser Board to consist of seven (7) directors, including Mr. Davies, Mr. Hemsley, Joseph P. Harper, Sr., Patrick T. Manning, Christopher Mills, Robert W. Frickel and Robert Affholder (Mr. Harper, Mr. P. Manning, Mr. Mills, Mr. Frickel and Mr. Affholder are each referred to as a "New Board Member"). The Purchaser shall propose to its stockholders at the next meeting of the Purchaser's stockholders the reelection of the New Board Members, Mr. Davies and Mr. Hemsley, and the division of the above directors among the Class

I Directors, Class II Directors and Class III Directors, as defined in the Purchaser's Certificate of Incorporation, as set forth on Schedule 1.6(a). After such reelection, each such New Board Member shall hold office, subject to the applicable provisions of the Purchaser's Certificate of Incorporation and Bylaws, until such director's respective successor shall be duly elected or appointed and qualified.

         (b) As of the Closing Date, the Purchaser shall cause Patrick T. Manning and Joseph P. Harper, Sr. to be elected Chief Executive Officer and President, respectively, of the Purchaser. The responsibilities of each such officer shall be as set forth in the By-laws of the Purchaser.

         Section 1.7. Steel City Board Seat. As of the Closing Date, the Purchaser shall cause Joseph P. Harper, Sr. to be elected to the Board of Directors of Steel City Products, Inc. ("SCPI"), and Mr. Harper shall serve in such capacity until the earlier of (i) the termination of his Employment Agreement described in Section 6.3 hereof and (ii) the sale of all of the equity interest in SCPI owned by the Purchaser, and until his successor shall be duly elected or appointed and qualified.

                                   Article II.
                                   The Closing

         Section 2.1. Closing.

         (a) The consummation of the purchase and sale of the Sterling Purchased Stock pursuant to Section 1.1(a) hereof, and the issuance, purchase and sale of the Purchaser Securities pursuant to Section 1.1(b) hereof, and the other transactions that are to take place at that time as contemplated by this Agreement (the "Closing"), shall take place at the offices of Mayor, Day, Caldwell & Keeton, L.L.P., 700 Louisiana, Suite 1900, Houston, Texas, at 10:00 a.m. on July 18, 2001, or at such other time and place as the parties may mutually agree upon. The date and time of the Closing is referred to as the "Closing Date".

         (b) At or prior to the Closing, provided that the conditions set forth in Article VII, Article VIII and Article IX of this Agreement have been satisfied or waived, the Selling Stockholders and Sterling shall tender for delivery, or cause to be tendered for delivery, each of the instruments and documents described in Section 2.2 hereof and the Purchaser shall tender for delivery, or cause to be tendered for delivery, each of the payments, instruments and documents described in Section 2.3 hereof.

         Section 2.2. Closing Deliveries of the Selling Stockholders and Sterling. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

         (a) The Selling Stockholders shall deliver to the Purchaser certificates representing the Sterling Purchased Stock to be sold to the Purchaser in accordance with Section 1.1(a) hereof;

         (b) The Selling Stockholders shall deliver to Sterling certificates representing the Repurchased Stock to be sold to Sterling in accordance with
Section 1.5(a) hereof;

         (c) Sterling shall issue and deliver to the Selling Stockholders duly executed Sterling Notes in accordance with Section 1.5(b) hereof;

         (d) Sterling shall borrow one million five hundred thousand dollars ($1,500,000.00) from NASCIT pursuant to the Institutional Purchase Agreement;

         (e) Sterling shall deliver to NASCIT the NASCIT Short-Term Note (as defined in Section 7.6 hereof) in accordance with Section 7.6 hereof;

         (f) Sterling shall pay to the Purchaser six million four hundred thousand dollars ($6,400,000.00) (the "Intercompany Note Purchase Amount") in exchange for a promissory note of the Purchaser in favor of Sterling, substantially in the form attached hereto as Exhibit G (the "Intercompany Note");

         (g) Sterling shall cause Sterling Construction Company, a Michigan corporation doing business in Texas under the name Texas-Sterling Construction, Inc. and a wholly owned subsidiary of Sterling ("Texas-Sterling"), to pay to Sterling four million nine hundred thousand dollars ($4,900,000.00) (the "TS Intercompany Amount") in exchange for a note of Sterling in favor of Texas-Sterling, substantially in the form attached hereto as Exhibit H (the "Sterling Intercompany Note");

         (h) Sterling shall cause Texas-Sterling to borrow the TS Intercompany Amount from Comerica Bank-Texas ("Comerica");

         (i) Sterling shall deliver evidence, reasonably satisfactory to the Purchaser that the termination of the Sterling Options has been provided for;

         (j) Sterling and each of Patrick T. Manning, Joseph P. Harper, Sr. and Terry D. Williamson will deliver duly executed employment agreements for such individuals with Texas-Sterling, and Mr. P. Manning and Mr. Harper will deliver duly executed employment agreements with the Purchaser, all in accordance with
Section 6.3 hereof;

         (k) Sterling shall deliver to Oakhurst Technology, Inc. ("OTI") duly executed certificates representing forty-three thousand two hundred thirty-two (43,232) shares of Sterling Common Stock in exchange for all of the 8% Convertible Senior Subordinated Notes due 2005 (the "Sterling Convertible Notes") issued by Texas-Sterling which are held by OTI in accordance with
Section 6.1(a) hereof;

         (l) Sterling shall deliver a duly executed copy of the Tax Sharing Agreement, by and among Sterling, the Purchaser and certain subsidiaries of the Purchaser (the "Tax Sharing Agreement"); and

         (m) Sterling and the Selling Stockholders shall duly execute and deliver the other instruments, documents and certificates contemplated to be delivered by them under Article VII, Article VIII and Article IX of this Agreement.

         Section 2.3. Closing Deliveries of the Purchaser. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

         (a) the Purchaser will issue and deliver to the Selling Stockholders duly executed certificates representing the Purchaser Common Stock;

         (b) the Purchaser will issue and deliver to the Selling Stockholders duly executed Notes;

         (c) the Purchaser will issue and deliver to the Selling Stockholders duly executed Warrants;

         (d) the Purchaser will issue and deliver to Sterling a duly executed Intercompany Note in exchange for the payment of the Intercompany Note Purchase Amount by Sterling to the Purchaser;

         (e) the Purchaser shall cause OTI to exchange and deliver all of its Sterling Convertible Notes to Sterling upon the issuance and delivery to OTI by Sterling of forty-three thousand three hundred twenty-three (43,323) shares of Sterling Common Stock in accordance with Section 6.1(a) hereof;

         (f) the Purchaser will issue and deliver to James D. Manning the duly executed Manning Securities in accordance with Section 6.2(a) hereof;

         (g) the Purchaser will issue and deliver to Robert M. Davies the duly executed Davies Notes (as defined in Section 6.2(b) hereof) in accordance with
Section 6.2(b) hereof;

         (h) the Purchaser will issue and deliver to Maarten D. Hemsley the duly executed Hemsley Note (as defined in Section 6.2(c) hereof) in accordance with
Section 6.2(c) hereof;

         (i) the Purchaser will deliver duly executed employment agreements with Mr. P. Manning and Mr. Harper, in accordance with Section 6.3 hereof;

         (j) the Purchaser will deliver a duly executed copy of the Tax Sharing Agreement; and

         (k) the Purchaser shall duly execute and deliver the other instruments, documents and certificates contemplated to be delivered by it under Article VII,
Article VIII and Article IX of this Agreement.

This Agreement and the agreements, certificates, documents and other instruments delivered pursuant to Section 2.2 and Section 2.3 hereof, together with the Institutional Purchase Agreement and the agreements, certificates, documents and other instruments delivered pursuant thereto are hereinafter referred to collectively as the "Transaction Documents".

                                  Article III.
                   Representations and Warranties of Sterling

         Sterling makes the representations and warranties set forth in this
Article III to the Purchaser as of the date hereof.

         Section 3.1. Due Organization. Each of Sterling and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation, and has all requisite corporate power and authority to own or lease its properties and assets and conduct its business as now conducted. Each of Sterling and its subsidiaries is duly authorized and qualified to carry on its business as a foreign corporation in the places and in the manner as now conducted except where the failure to be so authorized or qualified would not be reasonably expected, individually or in the aggregate, to have a material adverse effect on the business, assets, condition (financial or other), properties or results of operations of Sterling and its subsidiaries taken as a whole (a "Sterling Material Adverse Effect"). Copies of the Articles or Certificate of Incorporation, Bylaws, stock records and minute books of Sterling and each of its subsidiaries, with all amendments thereto on the date hereof, have been furnished or made available to the Purchaser or its representatives, and such copies are correct and complete. As used in this Agreement, the word "subsidiary" when used with respect to any party means any corporation, partnership or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

         Section 3.2. Authorization. Sterling has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to be executed and delivered by Sterling and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Sterling of this Agreement and the other Transaction Documents to be executed and delivered by Sterling and all instruments, documents and agreements contemplated hereby and thereby to be executed by or on behalf of Sterling have been or will be at the Closing duly and validly authorized by all necessary corporate action on the part of Sterling. This Agreement, the other Transaction Documents to which Sterling is a party and all other instruments, documents and agreements contemplated hereby to be executed and delivered by Sterling have been or will be at the Closing duly and validly executed and delivered by Sterling and constitute, or will constitute, the legal, valid and binding obligation of Sterling, enforceable against Sterling, except to the extent enforceability is limited by applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and subject to general principles of equity and judicial discretion.

         Section 3.3. No Conflicts; Approvals. Neither the execution, delivery or performance by Sterling of this Agreement and the other Transaction Documents to which Sterling is a party, nor the consummation by Sterling of the transactions contemplated hereby and thereby, will (a) conflict with or result in a breach of any provision of the Articles or Certificate of Incorporation, as applicable, or Bylaws of Sterling and its subsidiaries, (b) result in any conflict with, breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right to termination, amendment, cancellation or acceleration or loss of any right or benefit under or require any consent or approval which has not been obtained with respect to any of the terms, conditions or provisions of any material contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Sterling or its subsidiaries are a party or by which any of their respective properties or assets may be bound (except for those consents or approvals set forth on Schedule 3.3), or result in the creation or imposition of any Lien upon any of the assets or properties of Sterling or its subsidiaries, or result in the cancellation, modification, revocation or suspension of any of the Sterling Permits (as defined in Section 3.9 hereof), or (c) violate any order, decree, law, rule or regulation applicable to Sterling or any of its subsidiaries or by which any of their respective properties or assets may be bound, except in the case of the foregoing clauses (b) or (c) for such violations, breaches, defaults, terminations, amendments, cancellations, accelerations or Liens which would not reasonably be expected, individually or in the aggregate, to have a Sterling Material Adverse Effect. Except as set forth on Schedule 3.3, no action, consent, authorization, waiver or approval by, or filing or registration by Sterling or any of its subsidiaries with, any federal, state, municipal, foreign or other court or governmental body or agency, or any other regulatory body or Person (as defined below), is required in connection with the execution, delivery or performance by Sterling of this Agreement and the other Transaction Documents to which the Purchaser is a party and the other transactions contemplated hereby and thereby. For purposes of this Agreement, "Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

         Section 3.4. Capital Stock of Sterling.

         (a) The authorized capital stock of Sterling consists of 1,000,000 shares of Sterling Common Stock, of which 650,100 shares are issued and outstanding and owned by the Selling Stockholders and the other persons as set forth on Schedule 3.4, and 10,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued or outstanding. As of the date hereof and as of the Closing Date, there are issued and outstanding Sterling Options to acquire 23,404 shares of Sterling Common Stock. Except as set forth in this
Section 3.4 and Schedule 3.4, there are no other outstanding shares of Sterling Common Stock and neither Sterling nor any of its subsidiaries have outstanding
(i) any securities convertible into or exchangeable for any share of capital stock, (ii) any rights or warrants to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any capital stock, or (iii) any stock or securities convertible into or exchangeable for any of the securities set forth in clauses (i) or (ii) of this sentence. All of the issued and outstanding shares of Sterling Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights (other than as disclosed on Schedule 3.4), and are owned beneficially and of record by the Selling Stockholders and other individuals as set forth on Schedule 3.4. The Selling Stockholders have, as of the Closing Date and prior to the sale thereof pursuant to this Agreement, good and marketable title to all shares of Sterling Common Stock that they own, free and clear of all Liens. All issued and outstanding shares of Sterling Common Stock were offered, issued, sold and delivered by Sterling in compliance with (or pursuant to exemptions from) all applicable state and federal laws governing the offer and sale of securities. None of such shares was issued in violation of the preemptive rights of any stockholder. Except as set forth on Schedule 3.4, there are no bonds, debentures, notes or other indebtedness of Sterling having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Sterling may vote and there are no stockholders agreements, voting trusts or other agreements or understandings to which Sterling or any subsidiary is a party or by which it is bound relating to the issued or unissued capital stock of Sterling or granting to any person or group of persons the right to elect, or to designate or nominate for election, a director to the Board of Directors of Sterling.

         (b) The Sterling Notes and the NASCIT Short-Term Notes have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, nonassessable and not subject to any preemptive rights.

         Section 3.5. Subsidiaries. Except as set forth in Schedule 3.5, Sterling owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each of its subsidiaries, free and clear of any Liens, and all of such shares have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Schedule 3.5, none of Sterling's subsidiaries has, or is bound by, any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any security of such subsidiary, including any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such subsidiary. There are no outstanding contractual obligations of Sterling or any of its subsidiaries to vote any shares of the capital stock of any of the subsidiaries of Sterling. Except as set forth in Schedule 3.5, neither Sterling nor any of its subsidiaries is under any current or prospective obligation to provide funds to, make a capital contribution or investment in or loan to, or to assume any liability or obligation of, any corporation, partnership, joint venture or the business association or entity.

         Section 3.6. Financial Statements.

         (a) The Selling Stockholders have furnished or made available to the Purchaser true and complete copies of: (i) the audited balance sheets of Sterling and its subsidiaries as of September 30, 2000 and September, 30, 1999 audited by Grant Thornton LLP and as of September 30, 1998 audited by R.W. Frickel & Company, P.C., and in each case the related audited statements of earnings and changes in stockholders' equity and cash flows of Sterling and its subsidiaries for the fiscal years then ended and the notes thereto, accompanied by the reports thereon of such public accountants (collectively, the "Sterling Audited Financial Statements"); and (ii) the unaudited balance sheet of Sterling and its subsidiaries as of April 30, 2001 and April 30, 2000 and the related unaudited statements of earnings and changes in stockholders' equity and cash flows of Sterling and its subsidiaries for the seven months then ended (collectively, the "Sterling Interim Financial Statements" and, together with the Sterling Audited Financial Statements, the "Sterling Financial Statements").

         (b) The Sterling Financial Statements are in all material respects accurate, complete and in accordance with the books and records of Sterling and present fairly in all material respects, the financial position of Sterling and its subsidiaries as of their respective dates and the results of its operations and changes in financial position of Sterling and its subsidiaries for the periods then ended, in conformity with GAAP, consistently applied (subject, in the case of the Sterling Interim Financial Statements to (i) normal year-end and audit adjustments, the effects of which, individually or in the aggregate, will not be materially adverse, and (ii) the fact that they do not contain all of the footnote disclosures required by GAAP).

         Section 3.7. Balance Sheet Liabilities and Obligations. Except as set forth on Schedule 3.7, there are no material liabilities or obligations of Sterling or its subsidiaries of any kind, character and description, whether accrued, absolute, secured or unsecured, determined, determinable, contingent or otherwise, except for those reflected in the Sterling Financial Statements and those incurred after September 30, 2000 in the ordinary course of business consistent with past practice that are required to be reflected on a balance sheet of Sterling and its subsidiaries prepared in accordance with GAAP.

         Section 3.8. Accounts and Notes Receivable. Except to the extent reflected on Schedule 3.8, all accounts and notes receivable payable to or for the benefit of Sterling or its subsidiaries reflected in the Sterling Financial Statements arose from the sale of products and services in the ordinary course of business consistent with past practice or reflect advances to employees or affiliates and are legal, valid and binding claims of Sterling or its subsidiaries and the reserves with respect thereto reflected in the Sterling Financial Statements were reasonable and adequate in accordance with GAAP as of the date of issuance of the Sterling Financial Statements.

         Section 3.9. Permits. Schedule 3.9 sets forth an accurate list of all material permits (excluding permits for particular construction projects or other jobs for customers), authorizations, consents, registrations, licenses, franchises and certificates (collectively, the "Sterling Permits") held by Sterling or its subsidiaries or, if applicable, by their employees that are used to conduct the business of Sterling and its subsidiaries. Such Sterling Permits
(i) are valid, in good standing and in full force and effect, (ii) are not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such Sterling Permits invalid in any respect, and (iii) are in all material respects adequate for the operation of the business of Sterling and its subsidiaries as it is presently being conducted and has been proposed by Sterling and its subsidiaries to be conducted. None of the operations of Sterling and its subsidiaries are being conducted in a manner that violates in any material respect any of the terms or conditions under which any Sterling Permit was granted. Neither the execution and delivery by the Selling Stockholders or Sterling of this Agreement and the other Transaction Documents to which they are a party, nor the consummation of the sale of the Sterling Purchased Stock and the other transactions contemplated hereby and pursuant to the other Transaction Documents by the Selling Stockholders and Sterling, as the case may be, will require transfer or reissuance of, or cause a default, termination or suspension under, or alter or impair any rights under, such Sterling Permits.

         Section 3.10. Real and Personal Property. Except as set forth on
Schedule 3.10, Sterling and its subsidiaries do not and have not at any time since January 1, 1996 owned or leased any real property (other than property previously or currently leased on a temporary basis for particular construction projects or other jobs for customers), and true, correct and complete copies of all current lease agreements of Sterling and its subsidiaries relating to real property leased by Sterling and its subsidiaries ("Sterling Leased Real Property") have been furnished or made available to the Purchaser (the "Sterling Real Property Leases"). The Sterling Real Property Leases are in full force and effect and constitute valid, legal and binding agreements of the parties (and their successors) thereto. All tangible assets used by Sterling and its subsidiaries in the operation of their businesses are either owned by Sterling or its subsidiaries or leased under agreements that have been furnished or made available to the Purchaser, or, in the case of certain tools and immaterial tangible assets, are owned and used by the relevant employees. Subject to normal maintenance, repair, reconditioning and replacement, except as set forth on
Schedule 3.10, all of the vehicles, machinery and equipment of Sterling and its subsidiaries are in reasonably good working order and condition, ordinary wear and tear excepted. True, correct and complete copies of the most recent real estate title report and each title insurance policy held by Sterling and its subsidiaries relating to the real property owned by Sterling and its subsidiaries ("Sterling Owned Real Property") have been furnished or made available to the Purchaser.

         (a)      Owned Real Property and Leased Real Property:

                  (i) The Sterling Owned Real Property and the Sterling Leased Real Property constitute all of the real property necessary for Sterling and its subsidiaries to operate their businesses as they are currently being conducted other than property to be leased on a temporary basis for particular construction projects or other jobs for customers.

                  (ii) None of the Sterling Owned Real Property is subject to any right or option of any Person to purchase, lease or otherwise obtain title to such property, except in connection with the mortgage liens reflected on Schedule 3.10. No Person other than Sterling and its subsidiaries has any right to use, occupy or lease all or any portion of the Sterling Owned Real Property.

         (b) Real Property Leases - No Default: Neither Sterling nor any of its subsidiaries nor, to Sterling's and the Selling Stockholders' knowledge, any of the other parties to the Sterling Real Property Leases, is in material default under any of the Sterling Real Property Leases, and no material amount due under the Sterling Real Property Leases remains unpaid, no material controversy, claim, dispute or disagreement exists between the parties to the Sterling Real Property Leases, and to Sterling's and the Selling Stockholders' knowledge no event has occurred which with the passage of time or giving of notice, or both, would constitute a material default thereunder.

         (c) Restrictive Covenants: To Sterling's and the Selling Stockholders' knowledge, there is no violation of a condition or agreement contained in any covenant, easement or any similar agreement affecting the Sterling Owned Real Property or the Sterling Leased Real Property. The covenants, easements or rights-of-way affecting the Sterling Owned Real Property or the Sterling Leased Real Property do not, with respect to each Sterling Owned Real Property or Sterling Leased Real Property, materially impair Sterling's or any of its subsidiaries' ability to use any such Sterling Owned Real Property or Sterling Leased Real Property in the operation of their businesses as currently conducted. Sterling and its subsidiaries have access to public roads, streets or the like or valid perpetual easements over private streets, roads or other private property for such ingress to and egress from the Sterling Owned Real Property and the Sterling Leased Real Property, except as would not materially impair the ability to use any such Sterling Owned Real Property or Sterling Leased Real Property in the operation of their businesses as currently conducted.

         (d) Eminent Domain: There is no pending or, to Sterling's and the Selling Stockholders' knowledge, threatened condemnation of any part of the Sterling Owned Real Property by any governmental authority and to Sterling's and the Selling Stockholders' knowledge there is no pending or threatened condemnation of any part of the Sterling Leased Real Property by any governmental authority.

         (e) Utilities: Sterling and its subsidiaries have not received any notice from any utility company or municipality of any fact or condition which could result in the discontinuation of currently available or otherwise necessary sewer, water, electric, gas, telephone or other utilities or services for the Sterling Owned Real Property or Sterling Leased Real Property. The Sterling

Owned Real Property has adequate water, sewer, sanitary sewer and storm drain facilities for its current use. All public utilities necessary or convenient to the use, occupancy, disposition and enjoyment of the Sterling Owned Real Property (as currently used and occupied) are available to serve the Sterling Owned Real Property.

         (f) No Commissions: All brokerage commissions and other compensation and fees payable by reason of the Sterling Real Property Leases or the Sterling Owned Real Property have been paid in full, except to the extent that such may result from the extension or renewal of any Sterling Real Property Leases.

         (g) Improvements: To Sterling's and the Selling Stockholders' knowledge, all improvements on the Sterling Owned Real Property and the Sterling Leased Real Property (for which Sterling and its subsidiaries are responsible) conform in all material respects to all applicable federal, state and local laws, zoning, land use and building ordinances and health and safety ordinances (including, without limitation, the Americans with Disabilities Act), and neither Sterling nor any of its subsidiaries or affiliates has received any notice of any violation of any such laws or ordinances which violation has not been cured. The Sterling Owned Real Property and the Sterling Leased Real Property are zoned for the various purposes for which the real estate and improvements have been used in connection with the normal operation of Sterling's and its subsidiaries' businesses. To Sterling's and the Selling Stockholders' knowledge, there is no material patent structural, mechanical or other significant defect, soil condition or deficiency in the improvements located on the Sterling Owned Real Property or Sterling Leased Real Property (for which Sterling is responsible).

         (h) Insurance: There are no outstanding requirements or recommendations by any insurance company which has issued to Sterling or any of it subsidiaries a policy covering the Sterling Owned Real Property or Sterling Leased Real Property, or as to the Sterling Owned Real Property by any board of fire underwriters or other body exercising similar functions, requiring or recommending any repairs or work to be done on such property.

         Section 3.11. Material Contracts and Commitments. Except to the extent set forth on Schedule 3.11, Sterling and each of its subsidiaries: (i) has performed all material obligations required to be performed by it under, and has complied in all material respects with all written and oral contracts, commitments and similar agreements or arrangements that as of the date of this Agreement are material to Sterling and its subsidiaries taken as a whole, to which Sterling or any of its subsidiaries is a party or by which Sterling or any of its subsidiaries or any of their properties may be bound (including, but not limited to, municipal contracts, joint venture or partnership agreements, contracts with any labor organizations, loan agreements, indemnity or guaranty agreements, bonds, mortgages, options to purchase land, liens, pledges or other security agreements) (collectively, the "Sterling Contracts"); and (ii) is not in material default under any such Sterling Contract and no notice of default or delinquency has been received, nor has any event occurred which, with due notice or lapse of time or both, would constitute such a default. To the knowledge of Sterling and the Selling Stockholders, no other party to any Sterling Contract is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. Except for oral contracts for materials and contracts with subcontractors or material suppliers made in the ordinary course of business, Schedule 3.11 sets forth an accurate list of all Sterling Contracts which as of the date of this

Agreement (i) commit Sterling or any of its subsidiaries to a commitment involving in any one case $50,000 or more or (ii) by their terms do not terminate and cannot be terminated within six (6) months, and Sterling has furnished or made available to the Purchaser copies of all Sterling Contracts listed on Schedule 3.11. Each of the Sterling Contracts listed on Schedule 3.11 is a valid and binding obligation of Sterling or its subsidiaries, as the case may be, and is in full force and effect and enforceable against the parties thereto in accordance with its terms and, except to the extent breached by the other party, or unless it expires by its terms prior thereto, or except as set forth on Schedule 3.11, will continue in such force and effect following the Closing Date and requires no consent of any party to the execution of this Agreement and the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby.

         Section 3.12. Labor. Except as set forth on Schedule 3.12, (i) Sterling and its subsidiaries are not bound by or subject to (and none of their assets or properties is bound by or subject to) any arrangement with any labor union, (ii) no employees of Sterling or its subsidiaries are represented by a labor union or covered by any collective bargaining agreement, and (iii) no organizational campaign to establish such representation is in progress. There is no pending or threatened labor dispute involving Sterling or its subsidiaries and any group of its employees nor has Sterling or its subsidiaries experienced any labor interruptions since January 1, 1996. Sterling and its subsidiaries are in compliance in all material respects with all laws, regulations and orders relating to the employment of labor, including all such laws, regulations and orders relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, workers' compensation and the collection and payment of withholding and/or social security taxes and any similar employment tax. There has been no "mass layoff" or "plant closing" as defined by the Worker Adjustment and Retraining Notification Act (the "WARN Act") or any similar state or local "plant closing" law with respect to the current or former employees of Sterling and its subsidiaries.

         Section 3.13. Title to Owned Real Property. The Seller and its subsidiaries have good and indefeasible fee simple title to the Sterling Owned Real Property and own all of the improvements located thereon, free and clear of all Liens except as indicated on the title reports and title insurance policies furnished or made available to the Purchaser pursuant to Section 3.10 hereof and except for:

         (a) the mortgage liens reflected on Schedule 3.13;

         (b) liens for current taxes and assessments not delinquent; and

         (c) easements for utilities serving the property only.

         Section 3.14. Insurance. Schedule 3.14 sets forth an accurate list of all insurance policies, fidelity bonds or other insurance service contracts (the "Sterling Insurance") in force with respect to Sterling and its subsidiaries or their properties, assets, employees, officers, directors and business. The Sterling Insurance carried by Sterling and its subsidiaries with respect to their properties, assets, employees, officers, directors and business is in amounts consistent with past practice and, to the knowledge of Sterling and the Selling Stockholders, in accordance with industry standards and as required by legal requirements and the Sterling Contracts. Such Sterling Insurance is currently in full force and effect, is sufficient for all applicable requirements of law and will not be affected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement and the other Transaction Documents. All premiums due and payable under all Sterling Insurance have been paid or are being paid in accordance with payment plans approved by the carriers. Except as set forth on Schedule 3.14, Sterling and its subsidiaries are not in default under any provisions of any such Sterling Insurance, such Sterling Insurance has never been canceled and, since January 1, 1996, no insurer has ever refused to issue any Sterling Insurance requested to be issued to Sterling and its subsidiaries. There are no claims by Sterling or its subsidiaries pending under any of such Sterling Insurance as to which coverage has been questioned, denied or disputed by the underwriters of such Sterling Insurance.

         Section 3.15. Compensation. Schedule 3.15 sets forth the names of all officers, directors and key employees of Sterling and its subsidiaries who received total compensation for the fiscal year ended September 30, 2000 in excess of $75,000 and their current rates of compensation.

         Section 3.16. Employee Benefit Plans.

         (a) Schedule 3.16 sets forth an accurate list of all employee benefit or welfare plans, including without limitation any "employee welfare benefit plans" and "employee pension benefit plans" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), benefits under any collective bargaining agreement or employment contracts, pension, profit-sharing, bonus, stock option, incentive, deferred compensation, dependent care, medical reimbursement, hospitalization, medical, or life insurance, severance benefits or any other plan, arrangement, or program and any employment agreement containing "golden parachute" provisions, and a description of such plans, programs or arrangements for which Sterling, or any entity that together with Sterling is treated as a single employer (collectively, "Sterling Controlled Group Member") under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code"), has any obligation or liability, contingent or otherwise (collectively, the "Sterling Plans"). To the knowledge of Sterling and the Selling Stockholders after due inquiry, all Sterling Plans listed on Schedule 3.16 are in substantial compliance in all material respects with all applicable provisions of ERISA, the Code and the regulations issued thereunder, as well as with all other applicable federal, state and local statutes, ordinances and regulations, except only in those instances where such failure to do so does not result in a Sterling Material Adverse Effect. Sterling has previously provided the Purchaser with copies of or access to all such Sterling Plans and any trusts, insurance contracts, investment management agreements or any other funding arrangement related thereto, annual reports (Form 5500) and all schedules related thereto filed for the last three years (if required to be filed), the most recent Internal Revenue Service determination letter for any Sterling Plan intended to qualify under Section 401(a) of the Code, and the most recent summary plan description for each Sterling Plan, arrangement, or program and classifications of employees covered thereby that are in effect on the date hereof as to which a summary plan description is required. With respect to any Sterling Plan listed on Schedule 3.16, individually and in the aggregate, no event has occurred, and no set of circumstances have occurred in connection with which Sterling is reasonably likely to be subject to any liability that could have a Sterling Material Adverse Effect.

         (b) None of the Sterling Plans is a "single-employer plan" as defined in Section 4001(a)(15) of ERISA ("Sterling Pension Plan"). Neither Sterling nor any Sterling Controlled Group Member has any outstanding liability under Section 4062 of ERISA to the Pension Benefit Guaranty Corporation or to a trustee appointed under Section 4042 of ERISA with respect to any Sterling Pension Plan, and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to Sterling or any Sterling Controlled Group Member.

         (c) Each Sterling Plan that is intended to qualify under Section 401(a) of the Code and the trust maintained pursuant thereto that is intended to be exempt from federal income taxation under Section 501(a) of the Code are so qualified and exempt from federal income taxation under Section 501(a) of the Code, and to the knowledge of Sterling and the Selling Stockholders, nothing has occurred with respect to the operation of any such Sterling Plan that could reasonably result in the loss of such qualification or tax exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

         (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Sterling Plans or by law (without regard to any waivers granted under Section 412 of the Code) to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extension), and all contributions for any period ending on or before the Closing Date which are not yet due will have been paid or accrued.

         (e) There are no pending actions, claims or lawsuits which have been asserted or instituted against the Sterling Plans, the assets of any of the trusts under the Sterling Plans or the Sterling Plan sponsor or the Sterling Plan administrator, or against any fiduciary of the Sterling Plans with respect to the operation of the Sterling Plans (other than routine benefit claims), nor does Sterling nor any of the Selling Stockholders have any knowledge of facts which could reasonably form the basis for any such claim or lawsuit.

         (f) The Sterling Plans have been maintained, in all material respects, in accordance with their terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable federal and state laws and regulations, and neither Sterling nor, to the knowledge of Sterling and the Selling Stockholders, any "party in interest" or "disqualified person" with respect to the Sterling Plans has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or 4975 of the Code. To the knowledge of Sterling and the Selling Stockholders, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Sterling Plan.

         (g) None of the Sterling Plans provide retiree life or retiree health benefits except as may be required under Section 4980B of the Code or Sections 601 through 608 of ERISA and at the expense of the participant or the participant's beneficiary.

         (h) Neither the execution and delivery of this Agreement or any other Transaction Document to which Sterling is a party nor the consummation of the transactions contemplated hereby or thereby, (i) result in any payment becoming due to any employee (current, former or retired) of Sterling, (ii) increase any benefits otherwise payable under any Sterling Plan, (iii) result in the acceleration of the time of payment or vesting of any benefits under any Sterling Plan or (iv) constitute a "change in control" or similar event under any Sterling Plan or fail to be deductible by reason of Section 280G of the Code.

         (i) No stock or other security issued by Sterling or any affiliate forms or has formed a material part of the assets of any Sterling Plan.

         Section 3.17. No Multiemployer Plans. Neither Sterling nor any Sterling Controlled Group Member has ever sponsored or contributed to, or had an obligation to contribute to, a Multiemployer Plan as such term is defined in
Section 4001(a)(3) of ERISA.

         Section 3.18. Conformity with Law; Governmental Claims. Sterling and its subsidiaries are not in violation or breach of, or default under, any federal, state, municipal or foreign statutes, laws, ordinances, rules, regulations, judgments, decrees or orders or under any order of any court or federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over any of them, which default would reasonably be expected to, individually or in the aggregate, have a Sterling Material Adverse Effect; and except to the extent set forth in
Schedule 3.18, there are no material claims, actions, suits, investigations or proceedings pending or, to the knowledge of Sterling and the Selling Stockholders, threatened against Sterling or any of its subsidiaries, at law or in equity, by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over it and no notice of any claim, action, suit or proceeding, whether pending or threatened, has been received. Except to the extent set forth in Schedule 3.18, Sterling and its subsidiaries have conducted and are conducting their businesses in substantial compliance in all material respects with the requirements, standards, criteria and conditions set forth in applicable federal, state, local and foreign statutes, ordinances, permits, licenses, orders, approvals, variances, rules and regulations and are not in violation in any material respect of any of the foregoing.

         Section 3.19. Taxes and Tax Returns.

         (a) Tax Returns of Sterling that are required (so as to avoid delinquency) to be filed on or before the Closing Date have been (or will have been by the Closing Date) timely filed (subject to any extensions that have been obtained) with the appropriate governmental authorities. Purchaser will be given a reasonable opportunity to review any Tax Returns that will be filed pursuant to the preceding sentence before they are filed. All Tax Returns filed, or to be filed, pursuant to the first sentence of this subparagraph (a) are true, correct and complete in all material respects as of the time of such filing.

         (b) All Taxes of any kind whatsoever (whether payable directly or via withholding) that are shown on the Tax Returns described in Section 3.19(a) hereof as due from Sterling have been (or will have been by the Closing Date) properly paid or deposited. Any Taxes attributable to the operations of Sterling payable as a result of an audit shall be deemed to have accrued in the period to which such Taxes are attributable.

         (c) Except as set forth on Schedule 3.19, Sterling has not, to the knowledge of Sterling and the Selling Stockholders, received any notice of deficiency or assessment in connection with any Tax Returns, and there are not any pending Tax examinations of, or Tax claims asserted against, Sterling. Sterling has not extended, or waived the application of, any statute of limitations of any jurisdiction regarding the assessment or collection of any Taxes. There are no requests for rulings or determinations in respect of any Taxes pending between Sterling and the Internal Revenue Service or any other Tax authority. There is no lien for Taxes (other than any lien for current Taxes not yet delinquent) on or with respect to any assets of Sterling.

         (d) Sterling has not filed a consent under Section 341(f) of the Code concerning collapsible corporations. Sterling has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code.

         (e) Sterling is not and has not been a party to any Tax allocation or sharing agreement other than the Tax Sharing Agreement.

         (f) Neither Sterling nor any of the Selling Stockholders is a "foreign person" for purposes of U.S. income taxation. Except as set forth on Schedule 3.19, Sterling has never been a member of an affiliated group within the meaning of Section 1504(a) of the Code.

         (g) Sterling has made all deposits required by law to be made with respect to employees' withholding and other employment Taxes. Sterling has withheld and paid all material Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party.

         (h) To the knowledge of Sterling and the Selling Stockholders, no claim has been made by a Tax authority in a jurisdiction in which Sterling does not file Tax Returns that Sterling may be subject to taxation in such jurisdiction. Sterling has not carried on business or performed any acts either directly or indirectly that would give rise to a liability for Taxes or a requirement of filing Tax Returns in a jurisdiction in which Sterling does not file Tax Returns.

         (i) For purposes of this Agreement, "Taxes" shall mean any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on Sterling or the Purchaser, as the case may be, including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also value added, sales, use, service, real property, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties; and "Tax Returns" shall mean returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority.

         Section 3.20. Intellectual Property. All material patents, patent applications, copyrights, trademarks, trade names, service marks and other intellectual property which are used in the business of Sterling and its subsidiaries are listed on Schedule 3.20. Schedule 3.20 also lists, where applicable, the state and federal registration numbers relating to such intellectual property and the class of services to which such intellectual property relates. Except as set forth in Schedule 3.27, (i) there are no claims or proceedings pending or threatened against Sterling and its subsidiaries asserting that the use of any of such intellectual property infringes the rights of any other Person and (ii) Sterling and its subsidiaries have adequate rights to use all material patents, patent applications, inventions, know-how, technical information and other intellectual property used in the conduct of their respective businesses.

         Section 3.21. Governmental Contracts. Sterling and its subsidiaries are not a party to any governmental contract subject to price redetermination or renegotiation.

         Section 3.22. Absence of Changes. Since September 30, 2000, except as set forth in Schedule 3.22 or except as otherwise expressly contemplated hereby, there has not been:

         (a) any changes in the financial condition, assets, liabilities (contingent or otherwise), or business of Sterling and its subsidiaries that would reasonably be expected to, individually or in the aggregate, have a Sterling Material Adverse Effect;

         (b) any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties, assets or business of Sterling and its subsidiaries, taken as a whole;

         (c) any change in the authorized, issued or outstanding capital stock of Sterling or any of its subsidiaries, except for stock purchases by employees of Sterling pursuant to Sterling's existing employee stock purchase program;

         (d) any declaration, setting aside or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of Sterling or any of its subsidiaries;

         (e) any increase in the compensation, bonus, benefits, sales commissions or fee arrangements payable or to become payable by Sterling or its subsidiaries to any of their respective officers, directors, the Selling Stockholders, employees, consultants or agents, except in the normal course of business consistent with past practices;

         (f) any work interruption or any similar event or condition materially and adversely affecting the business of Sterling and its subsidiaries taken as a whole;

         (g) any sale or transfer of, or any agreement to sell or transfer, outside the ordinary course of business, any material assets, property or rights of Sterling or its subsidiaries to any person, including, without limitation, the Selling Stockholders or any affiliates thereof;

         (h) any cancellation, or agreement to cancel, any material indebtedness or other material obligation owing to Sterling or its subsidiaries, including without limitation any indebtedness or obligation of the Selling Stockholders or any affiliates thereof;

         (i) any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any assets, property or rights of Sterling or its subsidiaries or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

         (j) any purchase or acquisition, or agreement, plan or arrangement to purchase or acquire, any material property, rights or assets of Sterling or its subsidiaries other than in the normal course of business consistent with past practices;

         (k) any material breach, or (other than in the normal course of business or as expressly contemplated by this Agreement) any amendment or termination, of any Sterling Contract or Sterling Permit;

         (l) any change in any method of accounting or accounting practice of Sterling and its subsidiaries;

         (m) any loss of the employment, services or benefits of any key employee of Sterling or its subsidiaries;

         (n) any material default on any material obligation of Sterling or its subsidiaries;

         (o) any write down of the value of any inventory or any write off as uncollectible of any of Sterling's or its subsidiaries' accounts receivable or any portion thereof, in any such case not reflected on the balance sheet as of September 30, 2000 of Sterling and its subsidiaries included in the Sterling Audited Financial Statements; or

         (p) any agreement by Sterling, its subsidiaries or the Selling Stockholders (whether or not in writing) to effect any of the changes set forth in clauses (a) through (o) above.

         Section 3.23. Brokers and Finders. Except as set forth on Schedule 3.23, none of the Selling Stockholders or Sterling has employed any broker, agent or finder or incurred any liability for any brokerage fees, commissions or finders' fees in cash for the sale of the Purchased Stock or the consummation of the other transactions contemplated by the Agreement or the other Transaction Documents. Neither Sterling nor any of its subsidiaries, nor any of their officers, directors, or employees on behalf of Sterling or its subsidiaries, has incurred any liabilities for any financial advisory fees, brokerage fees, commissions or finders' fees that remain unpaid in connection with any transaction or proposed transaction other than the transactions contemplated hereby.

         Section 3.24. Environmental Matters. Except as disclosed on Schedule 3.24, Sterling and its subsidiaries have not disposed of, or arranged for the disposal of, hazardous wastes, hazardous substances, petroleum, petroleum products, or infectious or medical waste, as those terms are defined by the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state laws, rules or regulations ("Hazardous Substances"). Except as disclosed on Schedule 3.24, there has been no generation, storage or treatment of solid wastes or Hazardous Substances by Sterling or its subsidiaries at any site or other facility in material violation of any applicable law, rule, regulation, order, judgment or permit or that would require any material ongoing or future removal, remedial or other response action under any applicable law. Based upon all of the facts known to Sterling and the Selling Stockholders, including but not limited to all of the facts set forth in Schedule 3.24 with respect to any and all real property owned, operated or leased by Sterling or any of its subsidiaries, Sterling and the Selling Stockholders after due inquiry do not believe and have no reasonable basis to believe that any or all of Sterling, its subsidiaries or the owner or operator of such properties could reasonably be expected to incur any material remediation or other liability with respect to such properties under any law, rule, regulation, order, judgment or permit relating to human health, natural resources or the environment (collectively "Environmental Laws"). Sterling and its subsidiaries have not received any notice of any violation of, or potential liability under, any Environmental Law, and Sterling and the Selling Stockholders have no knowledge after due inquiry that there has been any spill, discharge, leak, emission, injection, escape, emptying, dumping or release of any kind onto any property owned, operated or leased by Sterling or its subsidiaries or into the environment surrounding any such property of any Hazardous Substances such as would result in any material violation of, or require any material removal, remediation or other response action under, any applicable Environmental Law. Sterling and its subsidiaries have been and are in compliance with all applicable Environmental Laws and have obtained, and have been and are in compliance with all permits, licenses, franchises, certificates, registrations, consents, and authorizations required under all applicable Environmental Laws ("Environmental Permits"), including such required for particular construction projects or other jobs for customers. Neither the execution and delivery by Sterling and the Selling Stockholders of this Agreement and the other Transaction Documents to which Sterling and the Selling Stockholders, as the case may be, are a party nor the consummation by the Selling Stockholders and Sterling, as the case may be, of the other transactions contemplated hereby and thereby, will require transfer or reissuance of, or cause a default under, or alter or impair any rights under, such Environmental Permits. There are no claims, actions, suits or other proceedings involving Environmental Laws pending, or to the knowledge of Sterling and the Selling Stockholders after due inquiry, threatened against Sterling or its subsidiaries. Sterling and its subsidiaries have not entered into any agreements relating to any removal, remedial or other response action required under Environmental Laws or relating to any claims arising under any Environmental Law.

         Section 3.25. No Underground Storage Tanks. None of the real property owned, operated or leased by Sterling and its subsidiaries has in the past had (to the knowledge of Sterling and the Selling Stockholders) any underground storage tanks located thereon containing Hazardous Substances.

         Section 3.26. Accounting Records. The books of account and other accounting records of Sterling and its subsidiaries are [complete and] correct in all material respects, and have been maintained in accordance with Sterling's and its subsidiaries' normal business practices.

         Section 3.27. Litigation and Claims. Except as set forth on Schedule 3.27, there are no actions, suits, claims or other proceedings at law or in equity before any foreign, federal, state, municipal, or other governmental court, department, commission, board, bureau, agency, governmental authority, or other instrumentality or Person or any board of arbitration or similar entity (a "Proceeding") pending or, to the knowledge of Sterling and the Selling Stockholders after due inquiry, threatened against Sterling, its subsidiaries or any of their respective employees, officers or directors or involving any of their respective assets, properties or rights.

         Section 3.28. Related Party Transactions. Except as set forth on
Schedule 3.28, neither the Selling Stockholders nor any member of their immediate families are a party to any contract, agreement, understanding, or business arrangement with Sterling or its subsidiaries. Except for the Sterling Plans and except as set forth on Schedule 3.28, no director, officer or employee (nor any member of any such person's immediate family) of Sterling or its subsidiaries is a party to any written contract or agreement with Sterling or its subsidiaries. Except as set forth on Schedule 3.28, Sterling and its subsidiaries do not employ as an employee or engage as a consultant any family member of any of the directors or officers of Sterling or the Selling Stockholders. Except as set forth on Schedule 3.28, during the past three years none of the directors or officers of Sterling or any of its subsidiaries or the Selling Stockholders, or any family member of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any person which during such period has been a supplier, customer or sales agent of Sterling or its subsidiaries or has competed with or been engaged in any business of the kind being conducted by Sterling and its subsidiaries. Except as set forth on Schedule 3.28, no person who, directly or indirectly, controls, is controlled by or is under common control with Sterling or its subsidiaries owns or has any rights in or to any of the assets, properties or rights used by Sterling and its subsidiaries in the ordinary course of their business.

         Section 3.29. No Misstatements or Omissions. Each of the representations and warranties of Sterling contained in this Article III do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representation and warranty not misleading.

                                  Article IV.
                 Representations and Warranties of the Purchaser

         The Purchaser makes the representations and warranties set forth in this Article IV to Sterling and the Selling Stockholders as of the date hereof.

         Section 4.1. Due Organization. Each of the Purchaser and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation, and has all requisite corporate power and authority to own or lease its properties and assets and conduct its business as now conducted. Each of the Purchaser and its subsidiaries is duly authorized and qualified to carry on its business as a foreign corporation in the places and in the manner as now conducted except where the failure to be so authorized or qualified would not be reasonably expected, individually or in the aggregate, to have a material adverse effect on the business, assets, condition (financial or other), properties or results of operations of the Purchaser and its subsidiaries taken as a whole (a "Purchaser Material Adverse Effect"). Copies of the Articles or Certificate of Incorporation, Bylaws, stock records and minute books of the Purchaser and each of its subsidiaries, with all amendments thereto on the date hereof, have been furnished or made available to Sterling or its representatives, and such copies are correct and complete.

         Section 4.2. Authorization. The Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to be executed and delivered by the Purchaser and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to be executed and delivered by the Purchaser and all instruments, documents and agreements contemplated hereby and thereby to be executed by or on behalf of the Purchaser have been or will be at the Closing duly and validly authorized by all necessary corporate action on the part of the Purchaser. This Agreement, the other Transaction Documents to which the Purchaser is a party and all other instruments, documents and agreements contemplated hereby to be executed and delivered by the Purchaser have been or will be at the Closing duly and validly executed and delivered by the Purchaser and constitute, or will constitute, the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser, except to the extent enforceability is limited by applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and subject to general principles of equity and judicial discretion.

         Section 4.3. No Conflicts; Approvals. Neither the execution, delivery or performance by the Purchaser of this Agreement and the other Transaction Documents to which the Purchaser is a party, nor the consummation by the Purchaser of the transactions contemplated hereby and thereby, will (a) conflict with or result in a breach of any provision of the Articles or Certificate of Incorporation, as applicable, or Bylaws of the Purchaser and its subsidiaries,
(b) result in any conflict with, breach of, or constitute (with or without notice or lapse of time or both) a default under, or give rise to any right to termination, amendment, cancellation or acceleration or loss of any right or benefit under or require any consent or approval which has not been obtained with respect to any of the terms, conditions or provisions of any material contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Purchaser or its subsidiaries are a party or by which any of their respective properties or assets may be bound (except for those consents or approvals set forth on Schedule 4.3), or result in the creation or imposition of any Lien upon any of the assets or properties of the Purchaser or its subsidiaries, or result in the cancellation, modification, revocation or suspension of any of the Purchaser Permits (as defined in Section
4.9 hereof), or (c) violate any order, decree, law, rule or regulation applicable to the Purchaser or any of its subsidiaries or by which any of their respective properties or assets may be bound, except in the case of the foregoing clauses (b) or (c) for such violations, breaches, defaults, terminations, amendments, cancellations, accelerations or Liens which would not reasonably be expected, individually or in the aggregate, to have a Purchaser Material Adverse Effect. Except as set forth on Schedule 4.3, no action, consent, authorization, waiver or approval by, or filing or registration by the Purchaser or any of its subsidiaries with, any federal, state, municipal, foreign or other court or governmental body or agency, or any other regulatory body or Person, is required in connection with the execution, delivery or performance by the Purchaser of this Agreement and the other Transaction Documents to which the Purchaser is a party and the other transactions contemplated hereby and thereby.

         Section 4.4. Capital Stock of the Purchaser.

         (a) The authorized capital stock of the Purchaser consists of (A) fourteen million (14,000,000) shares of Purchaser Common Stock, of which, immediately prior to the Closing, three million two hundred twelve thousand nine hundred sixty-two (3,212,962) shares were issued and outstanding and one million seven hundred thirty thousand two hundred sixty-three (1,730,263) shares were held in the Purchaser's treasury, and (B) and one million (1,000,000) shares of preferred stock, par value $0.01 per share, of which no shares are issued or outstanding.

As of the Closing Date, but without giving effect to the transactions contemplated under the Transaction Documents, there will be issued and outstanding options to acquire one million seven hundred sixty thousand four hundred fifty-four (1,760,454) shares of Purchaser Common Stock and issued and outstanding warrants to acquire three hundred twenty-one thousand two hundred ninety-six (321,296) shares of Purchaser Common Stock. Except as set forth in this Section 4.4 or Schedule 4.4, immediately prior to the Closing, neither the Purchaser nor any of its subsidiaries have outstanding (i) any securities convertible into or exchangeable for any share of capital stock, (ii) any rights or warrants to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any capital stock, or (iii) any stock or securities convertible into or exchangeable for any of the securities set forth in clauses (i) or (ii) of this sentence. All of the issued and outstanding shares of Purchaser Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights (other than as disclosed on Schedule 4.4). All issued and outstanding shares of Purchaser Common Stock were offered, issued, sold and delivered by the Purchaser in compliance with (or pursuant to exemptions from) all applicable state and federal laws governing the offer and sale of securities. None of such shares was issued in violation of the preemptive rights of any stockholder. Except as set forth on Schedule 4.4, there are no bonds, debentures, notes or other indebtedness of the Purchaser having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Purchaser may vote and there are no stockholders agreements, voting trusts or other agreements or understandings to which the Purchaser or any subsidiary is a party or by which it is bound relating to the issued or unissued capital stock of the Purchaser or granting to any person or group of persons the right to elect, or to designate or nominate for election, a director to the Board of Directors of the Purchaser.

         (b) The Purchaser Securities, together with the shares of Purchaser Common Stock to be issued upon exercise of the Warrants and the Manning Securities, have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, nonassessable and not subject to any preemptive rights. The shares of Purchaser Common Stock to be issued upon exercise of the Warrants have been duly authorized and validly reserved for issuance in contemplation of the exercise of the Warrants and, when issued and delivered in accordance with the terms of the Purchaser's Certificate of Incorporation, will have been validly issued and will be fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights.

         Section 4.5. Subsidiaries. Except as set forth in Schedule 4.5, the Purchaser owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each of its subsidiaries, free and clear of any Liens, and all of such shares have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Schedule 4.5, none of the Purchaser's subsidiaries has, or is bound by, any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any security of such subsidiary, including any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such subsidiary. There are no outstanding contractual obligations of the Purchaser or any of its subsidiaries to vote any shares of the capital stock of any of the subsidiaries of the Purchaser. Except as set forth in Schedule 4.5, neither the Purchaser nor any of its subsidiaries is under any current or prospective obligation to provide funds to, make a capital contribution or investment in or loan to, or to assume any liability or obligation of, any corporation, partnership, joint venture or the business association or entity.

         Section 4.6. Purchaser SEC Reports.

         (a) The Purchaser has filed all reports required to be filed by it with the Securities and Exchange Commission (the "Commission") since December 31, 1998 pursuant to the Exchange Act. The Purchaser has delivered or made available to Sterling and the Selling Stockholders: (i) the Purchaser's annual reports on Form 10-K for its fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999; (ii) its proxy statements relating to meetings of the stockholders of the Purchaser held since February 28, 1999; and (iii) all of its other reports, statements, schedules and registration statements filed with the Commission since February 28, 1999 (the documents referred to in this Section 4.6, collectively, the "Purchaser SEC Reports"). As of their respective dates and as amended, the Purchaser SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to such Purchaser SEC Reports. As of their respective dates, the Purchaser SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) The audited consolidated financial statements of the Purchaser as of and for the years ended February 28, 2001, February 29, 2000 and February 28, 1999 (collectively, the "Purchaser Audited Financial Statements") and the unaudited interim financial statements of the Purchaser as of and for the three months ended May 31, 2001 and May 31, 2000 (collectively, the "Purchaser Interim Financial Statements" and, together with the Purchaser Audited Financial Statements, the "Purchaser Financial Statements"), in each case included in the Purchaser SEC Reports, comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.

         (c) The Purchaser Financial Statements are in all material respects accurate, complete and in accordance with the books and records of the Purchaser and its subsidiaries and present fairly in all material respects, the financial position of the Purchaser and its subsidiaries as of their respective dates and the results of their operations and changes in financial position of the Purchaser and its subsidiaries for the periods then ended, in conformity with GAAP, consistently applied (subject, in the case of the Purchaser Interim Financial Statements to (i) normal year-end and audit adjustments, the effects of which, individually or in the aggregate, will not be materially adverse, (ii) the fact that they do not contain all of the footnote disclosures required by GAAP and (iii) the fact that certain information and notes have been condensed or omitted in accordance with the Exchange Act and the rules promulgated thereunder).

         Section 4.7. Balance Sheet Liabilities and Obligations. Except as set forth on Schedule 4.7, there are no material liabilities or obligations of the Purchaser or its subsidiaries of any kind, character and description, whether accrued, absolute, secured or unsecured, determined, determinable, contingent or otherwise, except for those reflected in the Purchaser Financial Statements and those incurred after February 28, 2001 in the ordinary course of business consistent with past practice that are required to be reflected on a balance sheet of the Purchaser and its subsidiaries prepared in accordance with GAAP.

         Section 4.8. Accounts and Notes Receivable. Except to the extent reflected on Schedule 4.8, all accounts and notes receivable payable to or for the benefit of the Purchaser or its subsidiaries reflected in the Purchaser Financial Statements arose from the sale of products and services in the ordinary course of business consistent with past practice or reflect advances to employees or affiliates and are legal, valid and binding claims of the Purchaser or its subsidiaries and the reserves with respect thereto reflected in the Purchaser Financial Statements were reasonable and adequate in accordance with GAAP as of the date of issuance of the Purchase Financial Statements.

         Section 4.9. Permits. Schedule 4.9 sets forth an accurate list of all material permits (excluding permits for particular construction projects or other jobs for customers), authorizations, consents, registrations, licenses, franchises and certificates (collectively, the "Purchaser Permits") held by the Purchaser or its subsidiaries or, if applicable, by their employees that are used to conduct the business of the Purchaser and its subsidiaries. Such Purchaser Permits (i) are valid, in good standing and in full force and effect,
(ii) are not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such Purchaser Permits invalid in any respect, and (iii) are in all material respects adequate for the operation of the business of the Purchaser and its subsidiaries as it is presently being conducted and has been proposed by the Purchaser and its subsidiaries to be conducted. None of the operations of the Purchaser and its subsidiaries are being conducted in a manner that violates in any material respect any of the terms or conditions under which any Purchaser Permit was granted. Neither the execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to which it is a party, nor the consummation of the sale of the Purchaser Securities and the other transactions contemplated hereby and pursuant to the other Transaction Documents by the Purchaser will require transfer or reissuance of, or cause a default, termination or suspension under, or alter or impair any rights under, such Purchaser Permits.

         Section 4.10. Real and Personal Property. Except as set forth on
Schedule 4.10, the Purchaser and its subsidiaries do not and have not at any time since January 1, 1996 owned or leased any real property (other than property previously or currently leased on a temporary basis for particular construction projects or other jobs for customers), and true, correct and complete copies of all current lease agreements of the Purchaser and its subsidiaries relating to real property leased by the Purchaser and its subsidiaries ("Purchaser Leased Real Property") have been furnished or made available to Sterling (the "Purchaser Real Property Leases"). The Purchaser Real Property Leases are in full force and effect and constitute valid, legal and binding agreements of the parties (and their successors) thereto. All tangible assets used by the Purchaser and its subsidiaries in the operation of their businesses are either owned by the Purchaser or its subsidiaries or leased under agreements that have been furnished or made available to the Purchaser, or, in the case of certain tools and immaterial tangible assets, are owned and used by the relevant employees. Subject to normal maintenance, repair, reconditioning and replacement, except as set forth on Schedule 4.10, all of the vehicles, machinery and equipment of the Purchaser and its subsidiaries are in reasonably good working order and condition, ordinary wear and tear excepted. Neither the Purchaser nor any of its subsidiaries owns any real property.

         (a) Leased Real Property: The Purchaser Leased Real Property constitutes all of the real property necessary for the Purchaser and its subsidiaries to operate their businesses as they are currently being conducted.

         (b) Real Property Leases - No Default: Neither the Purchaser nor any of its subsidiaries nor, to the Purchaser's knowledge, any of the other parties to the Purchaser Real Property Leases, is in material default under any of the Purchaser Real Property Leases, and no material amount due under the Purchaser Real Property Leases remains unpaid, no material controversy, claim, dispute or disagreement exists between the parties to the Purchaser Real Property Leases, and to the Purchaser's knowledge no event has occurred which with the passage of time or giving of notice, or both, would constitute a material default thereunder.

         (c) Restrictive Covenants: To the Purchaser's knowledge, there is no violation of a condition or agreement contained in any covenant, easement or any similar agreement affecting the Purchaser Leased Real Property. The covenants, easements or rights-of-way affecting the Purchaser Leased Real Property do not, with respect to the Purchaser Leased Real Property, materially impair the Purchaser's or any of its subsidiaries' ability to use any such Purchaser Leased Real Property in the operation of their businesses as currently conducted. The Purchaser and its subsidiaries have access to public roads, streets or the like or valid perpetual easements over private streets, roads or other private property for such ingress to and egress from the Purchaser Leased Real Property, except as would not materially impair the ability to use any such Purchaser Leased Real Property in the operation of their businesses as currently conducted.

         (d) Eminent Domain: To the Purchaser's knowledge there is no pending or threatened condemnation of any part of the Purchaser Leased Real Property by any governmental authority.

         (e) Utilities: The Purchaser and its subsidiaries have not received any notice from any utility company or municipality of any fact or condition which could result in the discontinuation of currently available or otherwise necessary sewer, water, electric, gas, telephone or other utilities or services for the Purchaser Leased Real Property.

         (f) No Commissions: All brokerage commissions and other compensation and fees payable by reason of the Purchaser Real Property Leases have been paid in full, except to the extent that such may result from the extension or renewal of any Purchaser Real Property Leases.

         (g) Improvements: To the Purchaser's knowledge, all improvements on the Purchaser Leased Real Property (for which the Purchaser and its subsidiaries are responsible) conform in all material respects to all applicable federal, state and local laws, zoning, land use and building ordinances and health and safety ordinances (including, without limitation, the Americans with Disabilities Act), and neither the Purchaser nor any of its subsidiaries or affiliates has received any notice of any violation of any such laws or ordinances which violation has not been cured. The Purchaser Leased Real Property is zoned for the various purposes for which the real estate and improvements have been used in connection with the normal operation of the Purchaser's and its subsidiaries' businesses. To the Purchaser's knowledge, there is no material patent structural, mechanical or other significant defect, soil condition or deficiency in the improvements located on the Purchaser Leased Real Property (for which the Purchaser is responsible).

         (h) Insurance: There are no outstanding requirements or recommendations by any insurance company which has issued to the Purchaser or any of its subsidiaries a policy covering the Purchaser Leased Real Property, by any board of fire underwriters or other body exercising similar functions, requiring or recommending any repairs or work to be done on such property.

         Section 4.11. Material Contracts and Commitments. Except to the extent set forth on Schedule 4.11, the Purchaser and each of its subsidiaries: (i) has performed all material obligations required to be performed by it under, and has complied in all material respects with all written and oral contracts, commitments and similar agreements or arrangements that as of the date of this Agreement are material to the Purchaser and its subsidiaries taken as a whole, to which the Purchaser or any of its subsidiaries is a party or by which the Purchaser or any of its subsidiaries or any of their properties may be bound (including, but not limited to, municipal contracts, joint venture or partnership agreements, contracts with any labor organizations, loan agreements, indemnity or guaranty agreements, bonds, mortgages, options to purchase land, liens, pledges or other security agreements) (collectively, the "Purchaser Contracts"); and (ii) is not in material default under any such Purchaser Contract and no notice of default or delinquency has been received, nor has any event occurred which, with due notice or lapse of time or both, would constitute such a default. To the knowledge of the Purchaser, no other party to any Purchaser Contract is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. Except for oral contracts for materials and contracts with subcontractors or material suppliers made in the ordinary course of business,
Schedule 4.11 sets forth an accurate list of all Purchaser Contracts which as of the date of this Agreement (i) commit the Purchaser or any of its subsidiaries to a commitment involving in any one case $50,000 or more or (ii) by their terms do not terminate and cannot be terminated within six (6) months, and the Purchaser has furnished or made available to Sterling copies of all Purchaser Contracts listed on Schedule 4.11. Each of the Purchaser Contracts listed on
Schedule 4.11 is a valid and binding obligation of the Purchaser or its subsidiaries, as the case may be, and is in full force and effect and enforceable against the parties thereto in accordance with its terms and, except to the extent breached by the other party, or unless it expires by its terms prior thereto, or except as set forth on Schedule 4.11, will continue in such force and effect following the Closing Date and requires no consent of any party to the execution of this Agreement and the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby.

         Section 4.12. Labor. Except as set forth on Schedule 4.12, (i) the Purchaser and its subsidiaries are not bound by or subject to (and none of their assets or properties is bound by or subject to) any arrangement with any labor union, (ii) no employees of the Purchaser or its subsidiaries are represented by a labor union or covered by any collective bargaining agreement, and (iii) no organizational campaign to establish such representation is in progress. There is no pending or threatened labor dispute involving the Purchaser or its subsidiaries and any group of its employees nor has the Purchaser or its subsidiaries experienced any labor interruptions since January 1, 1996. The Purchaser and its subsidiaries are in compliance in all material respects with all laws, regulations and orders relating to the employment of labor, including all such laws, regulations and orders relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, workers' compensation and the collection and payment of withholding and/or social security taxes and any similar employment tax. There has been no "mass layoff" or "plant closing" as defined by the WARN Act or any similar state or local "plant closing" law with respect to the current or former employees of the Purchaser and its subsidiaries.

         Section 4.13. Acquisition of Sterling Purchased Stock.

         (a) The Purchaser is acquiring the Sterling Purchased Stock for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such shares.

         (b) The Purchaser understands that the Sterling Purchased Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, but is being sold in a transaction exempt from the registration requirements of the Securities Act and such laws, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. The Purchaser also understands that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws, or a subsequent disposition thereof is exempt from registration.

         Section 4.14. Insurance. Schedule 4.14 sets forth an accurate list of all insurance policies, fidelity bonds or other insurance service contracts (the "Purchaser Insurance") in force with respect to the Purchaser and its subsidiaries or their properties, assets, employees, officers, directors and business. The Purchaser Insurance carried by the Purchaser and its subsidiaries with respect to their properties, assets, employees, officers, directors and business is in amounts consistent with past practice and, to the knowledge of the Purchaser, in accordance with industry standards and as required by legal requirements and the Purchaser Contracts. Such Purchaser Insurance is currently in full force and effect, is sufficient for all applicable requirements of law and will not be affected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement and the other Transaction Documents. All premiums due and payable under all Purchaser Insurance have been paid or are being paid in accordance with the payment plans approved by the carriers. Except as set forth on Schedule 4.14, the Purchaser and its subsidiaries are not in default under any provisions of any such Purchaser Insurance, such Purchaser Insurance has never been canceled and, since January 1, 1996, no insurer has ever refused to issue any Purchaser Insurance requested to be issued to the Purchaser and its subsidiaries. There are no claims by the Purchaser or its subsidiaries pending under any of such Purchaser Insurance as to which coverage has been questioned, denied or disputed by the underwriters of such Purchaser Insurance.

         Section 4.15. Compensation. Schedule 4.15 sets forth the names of all officers, directors and key employees of the Purchaser and its subsidiaries who received total compensation for the year ended December 31, 2000 in excess of $75,000 and their current rates of compensation.

         Section 4.16. Employee Benefit Plans.

         (a) Schedule 4.16 sets forth an accurate list of all employee benefit or welfare plans, including without limitation any "employee welfare benefit plans" and "employee pension benefit plans" as defined in ERISA, benefits under any collective bargaining agreement or employment contracts, pension, profit-sharing, bonus, stock option, incentive, deferred compensation, dependent care, medical reimbursement, hospitalization, medical, or life insurance, severance benefits or any other plan, arrangement, or program and any employment agreement containing "golden parachute" provisions, and a description of such plans, programs or arrangements, that are currently maintained, or contributed to, or required to be maintained or contributed to, by the Purchaser or any entity that together with the Purchaser is treated as a single employer (collectively, "Purchaser Controlled Group Member") under
Section 414(b), (c), (m) or (o) of the Code, for the benefit of any current or former employees, officers or directors of Sterling or any of its predecessors (collectively, the "Purchaser Plans"). To the knowledge of the Purchaser after due inquiry, all Purchaser Plans listed on Schedule 4.16 are in substantial compliance in all material respects with all applicable provisions of ERISA, the Code and the regulations issued thereunder, as well as with all other applicable federal, state and local statutes, ordinances and regulations, except only in those instances where such failure to do so does not result in a Purchaser Material Adverse Effect. The Purchaser has previously provided Sterling with copies of or access to all such Purchaser Plans and any trusts, insurance contracts, investment management agreements or any other funding arrangement related thereto, annual reports (Form 5500) and all schedules related thereto filed for the last three years (if required to be filed), and the most recent summary plan description for each Purchaser Plan, arrangement, or program and classifications of employees covered thereby that are in effect on the date hereof as to which a summary plan description is required. With respect to any Purchaser Plan listed on Schedule 4.16, individually and in the aggregate, no event has occurred, and no set of circumstances have occurred in connection with which the Purchaser is reasonably likely to be subject to any liability that could have a Purchaser Material Adverse Effect.

         (b) None of the Purchaser Plans is a "single-employer plan" as defined in Section 4001(a)(15) of ERISA (a "Purchaser Pension Plan"). Neither Purchaser nor any Purchaser Controlled Group Member has any outstanding liability under
Section 4062 of ERISA to the Pension Benefit Guaranty Corporation or to a trustee appointed under Section 4042 of ERISA with respect to any Purchaser Pension Plan, and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to the Purchaser or any Purchaser Controlled Group Member.

         (c) Each Purchaser Plan that is intended to qualify under Section 401(a) of the Code and the trust maintained pursuant thereto that is intended to be exempt from federal income taxation under Section 501(a) of the Code are so qualified and exempt from federal income taxation under Section 501(a) of the Code, and to the knowledge of the Purchaser, nothing has occurred with respect to the operation of any such Purchaser Plan that could reasonably result in the loss of such qualification or tax exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

         (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Purchaser Plans or by law (without regard to any waivers granted under Section 412 of the Code) to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extension), and all contributions for any period ending on or before the Closing Date which are not yet due will have been paid or accrued.

         (e) There are no pending actions, claims or lawsuits which have been asserted or instituted against the Purchaser Plans, the assets of any of the trusts under the Purchaser Plans or the Purchaser Plan sponsor or the Purchaser Plan administrator, or against any fiduciary of the Purchaser Plans with respect to the operation of the Purchaser Plans (other than routine benefit claims), nor does the Purchaser have any knowledge of facts which could reasonably form the basis for any such claim or lawsuit.

         (f) The Purchaser Plans have been maintained, in all material respects, in accordance with their terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable federal and state laws and regulations, and neither the Purchaser nor, to the knowledge of the Purchaser, any "party in interest" or "disqualified person" with respect to the Purchaser Plans has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or 4975 of the Code. To the knowledge of the Purchaser, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Purchaser Plan.

         (g) None of the Purchaser Plans provide retiree life or retiree health benefits except as may be required under Section 4980B of the Code or Sections 601 through 608 of ERISA and at the expense of the participant or the participant's beneficiary.

         (h) Neither the execution and delivery of this Agreement or any other Transaction Document to which the Purchaser is a party nor the consummation of the transactions contemplated hereby or thereby will, (i) result in any payment becoming due to any employee (current, former or retired) of the Purchaser, (ii) increase any benefits otherwise payable under any Purchaser Plan, (iii) result in the acceleration of the time of payment or vesting of any benefits under any Purchaser Plan or (iv) constitute a "change in control" or similar event under any Purchaser Plan or fail to be deductible by reason of Section 280G of the Code.

         (i) No stock or other security issued by the Purchaser or any affiliate forms or has formed a material part of the assets of any Purchaser Plan.

         Section 4.17. No Multiemployer Plans. Neither the Purchaser nor any Purchaser Controlled Group Member has ever sponsored or contributed to, or had an obligation to contribute to, a Multiemployer Plan, as such term is defined in
Section 4001(a)(3) of ERISA.

         Section 4.18. Conformity with Law; Governmental Claims. The Purchaser and its subsidiaries are not in violation or breach of, or default under, any federal, state, municipal or foreign statutes, laws, ordinances, rules, regulations, judgments, decrees or orders or under any order of any court or federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over any of them, which default would reasonably be expected to, individually or in the aggregate, have a Purchaser Material Adverse Effect; and except to the extent set forth in
Schedule 4.18, there are no material claims, actions, suits, investigations or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser or any of its subsidiaries, at law or in equity, by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over it and no notice of any claim, action, suit or proceeding, whether pending or threatened, has been received. Except to the extent set forth in

Schedule 4.18, the Purchaser and its subsidiaries have conducted and are conducting their businesses in substantial compliance in all material respects with the requirements, standards, criteria and conditions set forth in applicable federal, state, local and foreign statutes, ordinances, permits, licenses, orders, approvals, variances, rules and regulations and are not in violation in any material respect of any of the foregoing.

         Section 4.19. Taxes and Tax Returns.

         (a) Tax Returns of the Purchaser and its subsidiaries that are required (so as to avoid delinquency) to be filed on or before the Closing Date have been (or will have been by the Closing Date) timely filed (subject to any extensions that have been obtained) with the appropriate governmental authorities. All such Tax Returns were true, correct and complete in all material respects as of the time of such filing.

         (b) All Taxes of any kind whatsoever (whether payable directly or via withholding) that are shown on the Tax Returns described in Section 4.19(a) hereof as due from the Purchaser have been (or will have been by the Closing
Date) properly paid or deposited. Any liability for taxes owed by the Purchaser and not yet due and payable, or which are being contested in good faith, has been provided for on the financial statements of the Purchaser in accordance with GAAP.

         (c) Except as set forth on Schedule 4.19-1, the Purchaser has not, to the knowledge of the Purchaser, received any notice of deficiency or assessment in connection with any Tax Returns, and there are not any pending Tax examinations of, or Tax claims asserted against, the Purchaser. The Purchaser has not extended, or waived the application of, any statute of limitations of any jurisdiction regarding the assessment or collection of any Taxes. There are no requests for rulings or determinations in respect of any taxes pending between the Purchaser and the Internal Revenue Service or any other Tax authority. There is no lien for Taxes (other than any lien for current Taxes not yet delinquent) on or with respect to any assets of the Purchaser.

         (d) The Purchaser has not filed a consent under Section 341(f) of the Code concerning collapsible corporations. The Purchaser has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code.

         (e) The Purchaser is not a "foreign person" for purposes of U.S. income taxation. The Purchaser is a member of an affiliated group within the meaning of
Section 1504(a) of the Code.

         (f) The Purchaser has made all deposits required by law to be made with respect to employees' withholding and other employment Taxes. The Purchaser has withheld and paid all material Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party.

         (g) Set forth on Schedule 4.19-2 is a complete list of all of the net operating losses (each an "NOL") of Purchaser and its "affiliated group" (as defined in Section 1504(a) of the Code) including, for each such NOL the amount for federal income tax purposes, the amount for alternative minimum tax purposes and the expiration date. Schedule 4.19-2 is a true and correct representation of the NOLs in all material respects.

         (h) The NOLs will be available to Purchaser after the Closing through their applicable expiration dates as set forth on Schedule 4.19-2 to offset taxable income generated by Sterling and/or Texas-Sterling after the Closing.

         (i) All of the representations set forth in Purchaser's representation letters to Deloitte & Touche and McDermott, Will & Emery in order for them to issue the opinions referenced in Sections 7.2(a) and 7.2(b), respectively, are true and correct in all material respects.

         Section 4.20. Intellectual Property. All material patents, patent applications, copyrights, trademarks, trade names, service marks and other intellectual property which are used in the business of the Purchaser and its subsidiaries are listed on Schedule 4.20. Schedule 4.20 also lists, where applicable, the state and federal registration numbers relating to such intellectual property and the class of services to which such intellectual property relates. Except as set forth in Schedule 4.27, (i) there are no claims or proceedings pending or threatened against the Purchaser and its subsidiaries asserting that the use of any of such intellectual property infringes the rights of any other Person and (ii) the Purchaser and its subsidiaries have adequate rights to use all material patents, patent applications, inventions, know-how, technical information and other intellectual property used in the conduct of their respective businesses.

         Section 4.21. Governmental Contracts. The Purchaser and its subsidiaries are not a party to any governmental contracts.

         Section 4.22. Absence of Changes. Since February 28, 2001, except as set forth in Schedule 4.22 or except as otherwise expressly contemplated hereby, there has not been:

         (a) any changes in the financial condition, assets, liabilities (contingent or otherwise), or business of the Purchaser and its subsidiaries that would reasonably be expected to, individually or in the aggregate, have a Purchaser Material Adverse Effect;

         (b) any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties, assets or business of the Purchaser and its subsidiaries, taken as a whole;

         (c) any change in the authorized, issued or outstanding capital stock of the Purchaser or any of its subsidiaries, except for stock purchases by employees of the Purchaser pursuant to the Purchaser's existing employee stock purchase program;

         (d) any declaration, setting aside or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of the Purchaser or any of its subsidiaries;

         (e) any increase in the compensation, bonus, benefits, sales commissions or fee arrangements payable or to become payable by the Purchaser or its subsidiaries to any of their respective officers, directors, employees, consultants or agents, except in the normal course of business consistent with past practices;

         (f) any work interruption or any similar event or condition materially and adversely affecting the business of the Purchaser and its subsidiaries taken as a whole;

         (g) any sale or transfer of, or any agreement to sell or transfer, outside the ordinary course of business, any material assets, property or rights of the Purchaser or its subsidiaries to any person;

         (h) any cancellation, or agreement to cancel, any material indebtedness or other material obligation owing to the Purchaser or its subsidiaries;

         (i) any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any assets, property or rights of the Purchaser or its subsidiaries or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

         (j) any purchase or acquisition, or agreement, plan or arrangement to purchase or acquire, any material property, rights or assets of the Purchaser or its subsidiaries other than in the normal course of business consistent with past practices;

         (k) any material breach, or (other than in the normal course of business or as expressly contemplated by this Agreement) any amendment or termination, of any Purchaser Contract or Purchaser Permit;

         (l) any change in any method of accounting or accounting practice of the Purchaser and its subsidiaries;

         (m) any loss of the employment, services or benefits of any key employee of the Purchaser or its subsidiaries;

         (n) any material default on any material obligation of the Purchaser or its subsidiaries;

         (o) any write down of the value of any inventory or any write off as uncollectible of any of the Purchaser's or its subsidiaries' accounts receivable or any portion thereof, in any such case not reflected on the balance sheet as of February 28, 2001 of the Purchaser and its subsidiaries included in the Purchaser Audited Financial Statements; or

         (p) any agreement by the Purchaser or its subsidiaries (whether or not in writing) to effect any of the changes set forth in clauses (a) through (o) above.

         Section 4.23. Brokers and Finders. Except as set forth on Schedule 4.23, the Purchaser has not employed any broker, agent or finder or incurred any liability for any brokerage fees, commissions or finders' fees in cash for the sale of the Purchaser Securities or the consummation of the other transactions contemplated by the Agreement or the other Transaction Documents. Neither the Purchaser nor any of its subsidiaries, nor any of their officers, directors, or employees on behalf of the Purchaser or its subsidiaries, has incurred any liabilities for any financial advisory fees, brokerage fees, commissions or finders' fees that remain unpaid in connection with any transaction or proposed transaction other than the transactions contemplated hereby.

         Section 4.24. Environmental Matters. Except as disclosed on Schedule 4.24, the Purchaser and its subsidiaries have not disposed of, or arranged for the disposal of, Hazardous

Substances. Except as disclosed on Schedule 4.24, there has been no generation, storage or treatment of solid wastes or Hazardous Substances by the Purchaser or its subsidiaries at any site or other facility in material violation of any applicable law, rule, regulation, order, judgment or permit or that would require any material ongoing or future removal, remedial or other response action under any applicable law. Based upon all of the facts known to the Purchaser, including but not limited to all of the facts set forth in Schedule
4.24 with respect to any and all real property owned, operated or leased by the Purchaser or any of its subsidiaries, the Purchaser after due inquiry does not believe and has no reasonable basis to believe that any or all of the Purchaser, its subsidiaries or the owner or operator of such properties could reasonably be expected to incur any material remediation or other liability with respect to such properties under any Environmental Law. The Purchaser and its subsidiaries have not received any notice of any violation of, or potential liability under, any Environmental Law, and the Purchaser has no knowledge after due inquiry that there has been any spill, discharge, leak, emission, injection, escape, emptying, dumping or release of any kind onto any property owned, operated or leased by the Purchaser or its subsidiaries or into the environment surrounding any such property of any Hazardous Substances such as would result in any material violation of, or require any material removal, remediation or other response action under, any applicable Environmental Law. The Purchaser and its subsidiaries have been and are in compliance with all applicable Environmental Laws and have obtained, and have been and are in compliance with all Environmental Permits, including such required for particular construction projects or other jobs for customers. Neither the execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to which the Purchaser is a party nor the consummation by the Purchaser of the other transactions contemplated hereby and thereby, will require transfer or reissuance of, or cause a default under, or alter or impair any rights under, such Environmental Permits. There are no claims, actions, suits or other proceedings involving Environmental Laws pending, or to the knowledge of the Purchaser after due inquiry, threatened against the Purchaser or its subsidiaries. the Purchaser and its subsidiaries have not entered into any agreements relating to any removal, remedial or other response action required under Environmental Laws or relating to any claims arising under any Environmental Law.

         Section 4.25. No Underground Storage Tanks. None of the real property owned, operated or leased by the Purchaser and its subsidiaries has in the past had (to the knowledge of the Purchaser) any underground storage tanks located thereon containing Hazardous Substances.

         Section 4.26. Accounting Records. The books of account and other accounting records of the Purchaser and its subsidiaries are correct in all material respects, and have been maintained in accordance with the Purchaser's and its subsidiaries' normal business practices.

         Section 4.27. Litigation and Claims. Except as set forth on Schedule 4.27, there are no Proceedings pending or, to the knowledge of the Purchaser after due inquiry, threatened against the Purchaser, its subsidiaries or any of their respective employees, officers or directors or involving any of their respective assets, properties or rights.

         Section 4.28. Related Party Transactions. Except for the Purchaser Plans and except as set forth on Schedule 4.28, no director, officer or employee (nor any member of any such person's immediate family) of the Purchaser or its subsidiaries is a party to any written contract or agreement with the Purchaser or its subsidiaries. Except as set forth on Schedule 4.28, the

Purchaser and its subsidiaries do not employ as an employee or engage as a consultant any family member of any of the directors or officers of the Purchaser. Except as set forth on Schedule 4.28, during the past three years none of the directors or officers of the Purchaser or any of its subsidiaries, or any family member of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any person which during such period has been a supplier, customer or sales agent of the Purchaser or its subsidiaries or has competed with or been engaged in any business of the kind being conducted by the Purchaser and its subsidiaries. Except as set forth on
Schedule 4.28, no person who, directly or indirectly, controls, is controlled by or is under common control with the Purchaser or its subsidiaries owns or has any rights in or to any of the assets, properties or rights used by the Purchaser and its subsidiaries in the ordinary course of their business.

         Section 4.29. Consummation of the Casella Exchange Transaction. The Purchaser and all other parties thereto have executed and delivered that certain Windup Agreement, dated as of April 19, 2001, as amended, by and among the Purchaser, OTI, KTI, Inc. and Casella Waste Systems, Inc., and have consummated all of the transactions contemplated thereunder (the "Casella Exchange Transaction").

         Section 4.30. No Misstatements or Omissions. Each of the representations and warranties of the Purchaser contained in this Article IV do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representation and warranty not misleading.

                                   Article V.
           Representations and Warranties of the Selling Stockholders

         Each Selling Stockholder, severally with respect to itself, and not jointly, makes the representations and warranties set forth in this Article V to the Purchaser as of the date hereof.

         Section 5.1. Authority. Such Selling Stockholder has full legal capacity and authority to enter into this Agreement, the other Transaction Documents to which it is a party and all instruments, documents and agreements contemplated hereby and thereby to be executed by or on behalf of it and to carry out such Selling Stockholder's obligations hereunder and thereunder. This Agreement, the other Transaction Documents to which it is a party and all instruments, documents and agreements contemplated hereby and thereby to be executed by or on behalf of it have been or will be at the Closing duly executed and delivered by such Selling Stockholder and constitute, or will constitute, the legal, valid and binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder, except to the extent enforceability is limited by applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and subject to general principles of equity and judicial discretion.

         Section 5.2. No Conflicts; Approvals. Neither the execution, delivery and performance by such Selling Stockholder of this Agreement and the other Transaction Documents to which such Selling Stockholder is a party, nor the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby, will (a) violate, conflict with or result in a breach of any agreement, contract or other instrument to which such Selling

Stockholder is a party, (b) violate or conflict with any order, decree, law, rule or regulation applicable to such Selling Stockholder or by which any property or asset of such Selling Stockholder is bound or (c) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any federal, state, municipal, foreign or other court or governmental body or agency, or any other regulatory body or Person by such Selling Stockholder.

         Section 5.3. Title to the Sterling Common Stock. Such Selling Stockholder has, and will have at the Closing, valid and marketable title to all of the shares of Sterling Common Stock set forth opposite his name on Exhibit A and Exhibit E hereto, free and clear of any Liens.

         Section 5.4. Acquisition of Purchaser Securities.

         (a) Each Selling Stockholder is acquiring the Purchaser Securities (and James D. Manning is acquiring the Manning Securities) for such person's own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such shares or securities.

         (b) Each Selling Stockholder (and James D. Manning with regard to the Manning Securities) has such knowledge and experience in financial and business matters that such Selling Stockholder (and James D. Manning with regard to the Manning Securities) is capable of evaluating the merits and risks of such person's investment in the Purchaser Securities as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. Each Selling Stockholder (and James D. Manning with regard to the Manning Securities) has been furnished copies of or access to the Purchaser SEC Reports which have been filed prior to the date of this Agreement and has been afforded an opportunity to ask questions of and receive answers from representatives of the Purchaser concerning the terms and conditions of this Agreement and the acquisition of the Purchaser Securities contemplated hereby.

         (c) Each Selling Stockholder (and James D. Manning with regard to the Manning Securities) understands that the Purchaser Securities (including the Manning Securities) have not been registered under the Securities Act or any state securities law, but are being issued and sold in a transaction exempt from the registration requirements of the Securities Act and such laws, which exemption depends upon, among other things, the bona fide nature of such person's investment intent as expressed herein. Each Selling Stockholder (and James D. Manning with regard to the Manning Securities) also understands that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws or a subsequent disposition thereof is exempt from registration. Each Selling Stockholder (and James D. Manning with regard to the Manning Securities) also understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Selling Stockholder (and James D. Manning with regard to the Manning Securities)) promulgated under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

                                   Article VI.
                            Covenants of the Parties

         Section 6.1. Exchange of Sterling Convertible Notes; Inter-Company Transfer of Sterling Common Stock.

         (a) At the Closing, the Purchaser shall cause OTI to exchange all of the Sterling Convertible Notes held by OTI for forty-three thousand two hundred thirty-two (43,232) shares of Sterling Common Stock, which when issued in accordance with the terms of the Note Purchase Agreement, dated as of January 19, 1999, by and among Sterling, Texas-Sterling and the purchasers named therein, will be duly authorized, validly issued, fully paid, nonassessable and not subject to any preemptive rights.

         (b) At the Closing, the Purchaser shall cause OTI to duly transfer all Sterling Common Stock currently owned by OTI, including those shares issued upon the exchange referred to in Section 6.1(a) above, to the Purchaser.

         Section 6.2. Certain Matters Regarding Oakhurst Promissory Notes.

         (a) At the Closing, in order to modify that certain promissory note for eight hundred thousand dollars ($800,000.00) in aggregate principal amount issued by the Purchaser to James D. Manning on October 19, 2000 (the "Original Manning Note"), the Purchaser shall issue to Mr. Manning, (i) an amendment to the Original Manning Note, with the terms and in the form attached hereto as
Exhibit I (the "Manning Note"), (ii) additional Notes, substantially in the form attached hereto as Exhibit B, with principal and interest payable at maturity in the aggregate amount of two hundred seventeen thousand dollars ($217,000.00) and
(iii) Warrants, substantially in the form attached hereto as Exhibit C, to purchase one hundred twenty-three thousand three hundred ninety-seven (123,397) shares of Purchaser Common Stock. The securities delivered pursuant to clauses
(i), (ii) and (iii) of this Section 6.2(a) are collectively referred to herein as the "Manning Securities".

         (b) At the Closing, in order to modify that certain promissory note for five hundred thirty-nine thousand one hundred seventeen dollars ($539,117.00) in aggregate principal amount issued by OTI to Robert M. Davies on October 18, 1999, OTI shall issue to Mr. Davies an amendment to that promissory note to increase the principal payable at maturity to the aggregate amount of six hundred seventy-two thousand three dollars ($672,003.00), with the terms and in the form attached hereto as Exhibit J (the "Davies First Note"). In addition, at the Closing, the Purchaser shall issue to Mr. Davies, as payment in full for certain accrued fees, compensation, expenses and other amounts, a promissory note for two hundred forty-three thousand six hundred fifteen dollars ($243,615.00) in aggregate principal amount, with the terms and in the form attached hereto as Exhibit K (the "Davies Second Note" and, together with the Davies First Note, the "Davies Notes").

         (c) At the Closing, the Purchaser shall issue to Mr. Hemsley, as payment in full for certain accrued fees, compensation, expenses and other amounts, a promissory note for one hundred twenty-six thousand seven hundred twenty-nine dollars ($126,729.00) in aggregate principal amount, with the terms and in the form attached hereto as Exhibit L (the "Hemsley Note").

         Section 6.3. Sterling and Purchaser Employment Agreements.

         (a) At the Closing, Sterling shall cause Texas-Sterling to enter into
(i) an employment agreement with Patrick T. Manning with the terms and in the form attached hereto as Exhibit M, which shall replace and supersede any current employment agreement that Texas-Sterling may have with Mr. P. Manning, (ii) an employment agreement with Joseph P. Harper, Sr. with the terms and in the form attached hereto as Exhibit N, which shall replace and supersede any current employment agreement that Texas-Sterling may have with Mr. Harper, and (iii) an employment agreement with Terry D. Williamson with the terms and in the form attached hereto as Exhibit O, which shall replace and supersede any current employment agreement that Texas-Sterling may have with Mr. Williamson.

         (b) At the Closing, the Purchaser shall enter into (i) an employment agreement with Patrick T. Manning with the terms and in the form attached hereto as Exhibit P, and (ii) an employment agreement with Joseph P. Harper, Sr. with the terms and in the form attached hereto as Exhibit Q.

         Section 6.4. Tax Matters.

         (a) Notwithstanding anything to the contrary contained in this Agreement, each party herein shall be liable for any transfer Taxes imposed on such party as a result of the transactions contemplated herein.

         (b) The Purchaser and the Selling Stockholders shall furnish or cause to be furnished to each other, upon request, as promptly as reasonably practicable, such information (including access to books and other records) and assistance as is reasonably necessary for the filing of any Tax Return, claim for refund, for the preparation for or conduct of any audit, and for the prosecution or defense of any claim relating to any proposed Tax adjustment. The Purchaser and the Selling Stockholders shall cooperate with each other in the conduct of any audit or other similar proceedings and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out this intent. The Purchaser shall keep in its possession Tax records relating to Taxes until the expiration of any applicable statute of limitations and otherwise required by law. The Purchaser and Sterling shall provide each other with the relevant portions of Tax Returns which each files for any period which is reasonably requested to the extent reasonably required by the other party. The Purchaser, Sterling and the Selling Stockholders agree that any information furnished one another is confidential and, except as, and to the extent, required during the course of resolving a dispute, an audit, or a claim, shall not be disclosed to Persons other than their own Tax advisors, or Persons entitled to such information.

         (c) Any amended income Tax Returns that are required as a result of examination adjustments made by the Internal Revenue Service or by the applicable Tax authorities for any taxable years of Sterling ending on or prior to the Closing Date, as finally determined, shall be prepared by the Selling Stockholders and furnished to the Purchaser for approval (which shall not be unreasonably withheld), signature and filing at least ten days before the due date for filing such amended income Tax Returns.

         (d) The income of Sterling will be apportioned to the period up to and including the Closing Date and the period after the Closing Date by closing the books of Sterling as of the end of the Closing Date. Taxes attributable to the operations of Sterling for periods up to and including the Closing Date shall be allocated to Sterling and Taxes attributable to the operations of Sterling for periods subsequent to the Closing Date shall be allocated to the Purchaser. For purposes of the preceding sentence, in the case of Taxes attributable to a taxable period of Sterling that includes the Closing Date, Taxes for the period up to and including the Closing Date shall be determined on the basis of a closing of the books as of the Closing Date (except that exemptions, allowances, and depreciation that are otherwise calculated on an annual basis (such as deductions for real and personal property Taxes, depreciation and depletion) shall be apportioned on a per diem basis); provided, however, that in the case of any Taxes that are imposed on a periodic basis and are payable for a taxable period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such taxable period ending on the Closing Date shall, in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period.

         (e) The Purchaser shall cause to be prepared and duly filed all Tax Returns (including separate state and local income and franchise Tax Returns) for the periods commencing before and ending after the Closing Date (the "Straddle Period"). Any Straddle Period Tax Return shall be prepared in accordance with the prior Tax accounting practices used with respect to such Tax Returns, to the extent in accordance with applicable law.

         (f) The Selling Stockholders will allow the Purchaser and its counsel to participate at its own expense in any audits of the Selling Stockholders Tax Returns to the extent that such returns relate to Sterling. The Selling Stockholders will not settle any such audit in a manner that would adversely affect Sterling after the Closing Date without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld. The Purchaser shall promptly notify the Selling Stockholders in writing, upon receipt by the Purchaser or any affiliate of notice of (i) any pending or threatened Tax audits of, or assessments against, Sterling, (ii) any pending or threatened Tax audits of, or assessments against, the Purchaser, or any affiliate which may affect the liability of Sterling for Taxes, or (iii) any pending or threatened Tax audits of, or assessments against Sterling which may affect the liability of Sterling for Taxes, in each case for taxable periods ending on or prior to or including the Closing Date. The Purchaser shall have exclusive control of all administrative and judicial proceedings related to the Taxes of Sterling other than for those periods for which Sterling was an "S corporation" (as defined in Section 1361 of the Code) in which case the Purchaser shall not approve a settlement without consulting the Selling Stockholders.

         (g) Neither the Purchaser nor Sterling will make an election under
Section 338 of the Code with respect to the transactions contemplated by this Agreement.

                                  Article VII.
             Conditions Precedent to the Obligations of the Parties


         The obligations of the parties hereunder are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived in writing by the Purchaser and Sterling (for Sterling and the Selling Stockholders).

         Section 7.1. No Litigation; Consents.

         (a) No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened by any Person not a party to this Agreement to restrain or prohibit the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

         (b) All consents, waivers, authorizations and approvals of any governmental agency or body and of any other Person required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

         Section 7.2. Opinion of the Purchaser's Tax Advisor.

         (a) The Purchaser Board shall have received an opinion from Deloitte & Touche opining as to whether the Purchaser has undergone an "ownership change," as that term is defined in Section 382 of the Code, as a result of the transactions contemplated hereunder and under the Casella Exchange Transaction (as defined in Section 4.29 hereof), which opinion shall be satisfactory to the Purchaser.

         (b) The Purchaser Board shall have received an opinion from McDermott, Will & Emery as to certain other federal tax matters set forth in Exhibit R with respect to which the Selling Stockholders shall be entitled to rely.

         Section 7.3. Consummation of Institutional Investors Transaction. The Purchaser and all other parties thereto shall have executed and delivered the Institutional Purchase Agreement and shall have executed all other agreements, certificates, instruments and documents contemplated thereby and consummated all of the transactions contemplated thereunder.

         Section 7.4. Sterling Credit Facility. Sterling shall have obtained an increase in the total amount of its revolving credit bank facility sufficient to fund the amount of not less than four million nine hundred thousand dollars ($4,900,000.00) from Comerica pursuant to the terms of that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and between Sterling and Comerica.

         Section 7.5. Refinancing of the Purchaser's Credit Facility. The Purchaser and SCPI shall have refinanced the credit facility under that certain Credit Agreement, dated as of March 28, 1996, by and among the Purchaser, SCPI and Finova Capital Corp. on terms reasonably acceptable to the Purchaser and Sterling.

         Section 7.6. NASCIT Short-Term Note. At the Closing, Sterling shall have borrowed one million five hundred thousand dollars ($1,500,000.00) from NASCIT pursuant to the Institutional Purchase Agreement and in accordance with the terms of that certain promissory note in the form attached hereto as Exhibit S (the "NASCIT Short-Term Note").

                                 Article VIII.
Conditions Precedent to the Obligations of Sterling and the Selling Stockholders

         The obligations of Sterling and the Selling Stockholders hereunder are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived in writing by Sterling (for Sterling and the Selling Stockholders).

         Section 8.1. Representations and Warranties; Performance of Obligations. The representations and warranties of the Purchaser set forth in this Agreement shall be accurate as of the Closing Date, except to the extent a representation or warranty is made as of a specified date, in all respects. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Purchaser on or before the Closing Date shall have been duly complied with and performed in all material respects. A certificate to the foregoing effect dated the Closing Date and signed by the an authorized officer of the Purchaser shall have been delivered to Sterling and the Selling Stockholders.

         Section 8.2. Closing Documents. Sterling and the Selling Stockholders shall have been tendered delivery of each of the payments and documents to be delivered to them by the Purchaser at the Closing pursuant to Section 2.3 hereof.

         Section 8.3. Opinions of Counsel.

         (a) Sterling and the Selling Stockholders shall have received an opinion of counsel for the Purchaser, dated as of the Closing Date, substantially to the effect that:

                  (i) the Purchaser is duly organized and validly existing in good standing under the laws of its jurisdiction of organization;

                  (ii) the Purchaser has the requisite power and authority to enter into this Agreement, the other Transaction Documents to which the Purchaser is a party and each of the other documents to be delivered by the Purchaser pursuant to Section 2.3 hereof, and to perform its obligations hereunder and thereunder, and that this Agreement, the other Transaction Documents to which the Purchaser is a party and each of the other documents delivered by the Purchaser pursuant to Section
         2.3 hereof has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and subject to general principles of equity and judicial discretion;

                  (iii) to the knowledge of such counsel, no notice to, consent, authorization, approval or order of any court or governmental agency or body is required in connection with the execution, delivery or performance of this Agreement and the other Transaction Documents to which the Purchaser is a party;

                  (iv) the execution and delivery of this Agreement and the other Transaction Documents to which the Purchaser is a party and the performance by the Purchaser of its obligations hereunder and thereunder will not violate or result in a breach or constitute a default under any of the terms or provisions of the Purchaser's certificate of incorporation or bylaws;

                  (v) assuming the representations and warranties of the Selling Stockholders in Section 5.4 hereof are true, complete and correct, the offer and sale of the Purchaser Securities to the Selling Stockholders on the Closing Date is exempt from the registration and prospectus delivery requirements of the Securities Act;

                  (vi) the Purchaser Securities issued on the Closing Date pursuant to this Agreement have been duly and validly authorized and are validly issued, fully paid and nonassessable and not subject to preemptive or other similar rights; and

                  (vii) the shares of Purchaser Common Stock to be issued upon exercise of the Warrants have been duly and validly authorized and validly reserved for issuance upon exercise of the Warrants and, when issued and delivered in accordance with the terms of the Purchaser's Certificate of Incorporation, this Agreement and the resolutions authorizing such issuance and delivery, will have been validly issued and will be fully paid and nonassessable.

         (b) Sterling and the Selling Stockholders shall have received an opinion of the general counsel for the Purchaser, dated as of the Closing Date, substantially to the effect that:

                  (i) the Purchaser is duly authorized, qualified or licensed to do business as a foreign corporation in the places where such is required, except where the failure to be so authorized, qualified or licensed would not have a Purchaser Material Adverse Effect;

                  (ii) the authorized and outstanding capital stock of the Purchaser is as set forth in Section 4.4 hereof, and each outstanding share of Purchaser Common Stock has been duly authorized and validly issued, and is fully paid and nonassessable; and

                  (iii) the execution and delivery of this Agreement and the other Transaction Documents to which the Purchaser is a party and the performance by the Purchaser of its obligations hereunder and thereunder will not violate or result in a breach or constitute a default under any material Purchaser Permit or Purchaser Contract, to which the Purchaser is a party or by which it may be bound and which is listed on Schedule 4.9 or Schedule 4.11.

The opinions set forth in Section 8.3(a) and (b) above may be subject to normal and customary assumptions, qualifications, limitations and exceptions.

         Section 8.4. Good Standing Certificates. The Purchaser shall have delivered to Sterling and the Selling Stockholders certificates, dated as of a date not more than 5 days prior to the Closing Date, (a) duly issued by the Secretary of State of Delaware as to the good standing of the Purchaser, and (b) duly issued by the appropriate governmental authority in each state in which the Purchaser is authorized to do business, showing the Purchaser to be in good standing and authorized to do business and that all state franchise and/or income Tax Returns and Taxes required to have been filed or paid by the Purchaser for all periods prior to the Closing Date have been filed and paid.

         Section 8.5. Nasdaq Authorization. Each of the Purchaser Shares issuable pursuant to this Agreement and the shares of Purchaser Common Stock issuable upon exercise of the Warrants shall, subject to official notice of issuance, have been duly authorized for trading on the OTC Bulletin Board and shall be an "active" (as defined in NASD Rule 6540, as amended or superceded) "OTCBB - eligible security" (as defined in NASD Rule 6530, as amended or superceded), with at least two market makers displaying two-sided markets as of the date of issuance and not subject to any trading or quotation halt.

                                  Article IX.
            Conditions Precedent to the Obligations of the Purchaser

         The obligations of the Purchaser hereunder are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived in writing by Purchaser.

         Section 9.1. Representations and Warranties; Performance of Obligations. The representations and warranties of Sterling and the Selling Stockholders set forth in this Agreement shall be accurate as of the Closing Date, except to the extent a representation or warranty is made as of a specified date, in all respects. All of the terms, covenants and conditions of this Agreement to be complied with and performed by Sterling and the Selling Stockholders on or before the Closing Date shall have been duly complied with and performed in all material respects. Certificates to the foregoing effect dated the Closing Date and signed by Sterling and the Selling Stockholders, as the case may be, shall have been delivered to the Purchaser.

         Section 9.2. Closing Documents. The Purchaser shall have been tendered delivery of each of the payments and documents to be delivered to it by Sterling and the Selling Stockholders at the Closing pursuant to Section 2.2 hereof.

         Section 9.3. Opinion of Counsel. The Purchaser shall have received an opinion of counsel to Sterling and the Selling Stockholders, dated as of the Closing Date, substantially to the effect that:

         (a) Sterling has been duly organized and is validly existing in good standing under the laws of its state of organization;

         (b) Sterling is duly authorized, qualified or licensed to do business as a foreign corporation in the places where such is required, except where the failure to be so authorized, qualified or licensed would not have a Sterling Material Adverse Effect;

         (c) the authorized and outstanding capital stock of Sterling is as set forth in Section 3.4 hereof, and each outstanding share of Sterling Common Stock has been duly authorized and validly issued, and is fully paid and nonassessable;

         (d) Sterling and the Selling Stockholders have the requisite corporate power and authority to enter into this Agreement and the other Transaction Documents, as applicable, and to perform their obligations hereunder and thereunder, as applicable; each of this Agreement and the other Transaction Documents, as applicable, has been duly authorized, executed and delivered by Sterling, and assuming the legal capacity and competency of the Selling Stockholders and assuming that this Agreement and the other Transaction Documents have been duly authorized, executed and delivered by the Selling Stockholders, this Agreement and the other Transaction Documents, as applicable, and each of the other documents delivered by the Sterling and the Selling Stockholders each constitute a valid and binding agreement of Sterling or the Selling Stockholders, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and subject to general principles of equity and judicial discretion;

         (e) to the knowledge of such counsel, no notice to, consent, authorization, approval or order of any court or governmental agency or body is required in connection with the execution, delivery or performance of this Agreement and the other Transaction Documents, as applicable, by Sterling and the Selling Stockholders;

         (f) the execution and delivery of this Agreement and the other Transaction Documents, as applicable, and the performance by the Selling Stockholders and Sterling of their obligations, respectively, hereunder and thereunder will not violate or result in a breach or constitute a default under any of the terms or provisions of the Certificate of Incorporation or Bylaws of Sterling or, to the knowledge of such counsel, any material Sterling Permit or Sterling Contract, to which Sterling is a party or by which it may be bound and which is listed on Schedule 3.9 or Schedule 3.11; and

         (g) Assuming the representations and warranties of the Selling Stockholders in Section 5.4 of this Agreement are true, complete and correct, the offer and sale of the Sterling Notes to the Selling Stockholders on the Closing Date is exempt from the registration and prospectus delivery requirements of the Securities Act;

Such opinion may be subject to normal and customary assumptions, qualifications, limitations and exceptions.

         Section 9.4. Good Standing Certificates. Sterling shall have delivered to Purchaser certificates, dated as of a date not more than 5 days prior to the Closing Date, (a) duly issued by the appropriate authority of the State of Michigan as to the good standing of Sterling, and (b) duly issued by the appropriate governmental authority in each state in which Sterling is authorized to do business, showing Sterling to be in good standing and authorized to do business and that all state franchise and/or income Tax Returns and Taxes required to have been filed or paid by Sterling for all periods prior to the Closing Date have been filed and paid.

                                   Article X.
                            Survival; Indemnification

         Section 10.1. Survival of Representations and Warranties. The representations and warranties of Sterling and the Purchaser in this Agreement will survive the Closing Date for a period of two (2) years; provided, however that Section 3.19 and Section 4.19 shall survive for the applicable statute of limitations. The representations and warranties of the Selling Stockholders in Article V of this Agreement or in the Schedules or certificates delivered by or on behalf of the Selling Stockholders in connection herewith will survive indefinitely. The covenants and agreements in this Agreement and other instruments and documents delivered pursuant to this Agreement that by their terms are to be performed in whole or in part after the Closing Date will survive the Closing Date for a period of five (5) years.

         Section 10.2. Indemnification by the Selling Stockholders. The Selling Stockholders covenant and agree that they will severally and not jointly, on the terms and subject to the conditions and limitations set forth in this Agreement, indemnify, defend, protect and hold harmless the Purchaser and its officers, directors, principals, members, affiliates, agents, successors and assigns (the Purchaser and all such persons or other entities are collectively referred to as the "Purchaser's Indemnified Persons") at all times from and after the date of this Agreement from and against all claims, losses, damages, actions, suits, proceedings, demands, assessments, adjustments, interest, fines, penalties, costs and expenses, including specifically, but without limitation, reasonable attorneys', consultants', experts' and accountants' fees and expenses incurred in the investigation of such claims (collectively, "Damages"), incurred by Purchaser's Indemnified Persons resulting from (a) any breach of the representations and warranties of the Selling Stockholders set forth herein or on the Schedules or certificates delivered by or on behalf of the Selling Stockholders in connection herewith, or (b) any nonfulfillment of any agreement or covenant on the part of the Selling Stockholders under this Agreement. The Purchaser shall have the right to set-off the amount of any and all Damages for which any of the Selling Stockholders shall become liable to the Purchaser hereunder against any amounts otherwise payable by the Purchaser hereunder to such Selling Stockholder. Except as otherwise expressly provided herein, all payments for Damages under this Article X shall be paid in cash immediately as incurred.

         Section 10.3. Third Person Claims. Promptly after any of Purchaser's Indemnified Persons (hereinafter the "Indemnified Party"") has received notice of or has knowledge of any claim by a person not a party to this Agreement ("Third Person") or the commencement of any action or proceeding by a Third Person, the Indemnified Party shall, as a condition precedent to a claim with respect thereto being made against the party obligated to provide indemnification pursuant to Section 10.2 hereof (hereinafter the "Indemnifying Party"), give the Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall state the nature and the basis of such claim and, to the extent practicable, a reasonable estimate of the potential amount thereof. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter so long as the Indemnifying Party pursues the same in good faith and diligently. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records or information reasonably requested by the Indemnifying Party that are in the Indemnified Party's possession or control. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in any matter through counsel of its own choosing at its own expense (unless there is a conflict of interest that prevents counsel for the Indemnifying Party from representing Indemnified Party, in which case the Indemnifying Party will reimburse the Indemnified Party for the expenses of its counsel); provided that the Indemnifying Party's counsel shall always be lead counsel and shall determine all litigation and settlement steps, strategy and the like; and provided further that, unless otherwise provided, the Indemnifying Party shall not be liable for the costs of more than one counsel for all Indemnified Parties in any action or proceeding. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability, except to the extent such participation is requested by the Indemnifying Party or there exists a conflict of interest as described above, in which event the Indemnified Party shall be reimbursed, promptly as such expenses are incurred, by the Indemnifying Party for reasonable additional legal expenses, out-of-pocket expenses and allocable share of employee compensation incurred in connection with such participation for any employee whose participation is so requested. The Indemnifying Party will not settle any such Third Person claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party does not undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice, at the cost and expense of the Indemnifying Party, and the Indemnified Party may settle such matter, and the Indemnifying Party will reimburse, promptly as such expenses are incurred, the Indemnified Party for the amount paid in such settlement and any other liabilities or expenses incurred by the Indemnified Party in connection therewith, provided, however, that the Indemnified Party will not settle any Third Person claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                                  Article XI.
                                  Miscellaneous

         Section 11.1. Cooperation. Sterling, the Selling Stockholders and the Purchaser shall each deliver or cause to be delivered to the other on the Closing Date, and at such other times and places thereafter as shall be reasonably agreed to, such additional instruments as the other may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. After the Closing Date, Sterling and the Selling Stockholders will cooperate with the Purchaser, and the Purchaser will cooperate with Sterling and the Selling Stockholders, in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods at or prior to the Closing Date. Such cooperation shall be without charge.

         Section 11.2. Successors and Assigns. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) without the written consent of the other parties hereto and shall be binding upon and shall inure solely and exclusively to the benefit of the parties hereto except as otherwise expressly provided herein, their successors, heirs, personal representatives and permitted assigns.

         Section 11.3. Entire Agreement. This Agreement (which shall for all purposes hereof be deemed to include the Schedules and Exhibits referred to herein), the other Transaction

Documents and, when delivered, the documents and instruments delivered pursuant hereto constitute the entire agreement and understanding among Sterling, the Selling Stockholders and the Purchaser, and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement may be modified or amended only by a written instrument executed by Sterling, the Selling Stockholders and the Purchaser.

         Section 11.4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         Section 11.5. Expenses. Whether or not the transactions herein contemplated shall be consummated, each party to this Agreement shall pay the fees, expenses and disbursements of such party and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement or any amendments hereto and other documents to be delivered pursuant to the terms herein, and all costs and expenses related to such party's due diligence investigation.

         Section 11.6. Notices. All notices or communications required or permitted hereunder shall be in writing and may be given (i) by a reputable overnight courier service, (ii) by electronically confirmed facsimile, or (iii) by delivering the same in person to an officer or agent of such party against a written receipt therefor. Notices shall be deemed to have been given (a) if sent by overnight courier, on the business day following delivery by the sending party to the courier service and (b) if sent by facsimile, on the day the facsimile is confirmed as having been received. Notices shall be addressed as follows:

         (a)      If to the Purchaser, to:

                           Robert D. Davies
                           Maarten D. Hemsley
                           Oakhurst Company, Inc.
                           c/o Oakhurst Management Corporation
                           3365 Spruce Lane
                           Grapevine, Texas 76051
                                    Attention: Karen A. Stempinski

                           with copies (which shall not constitute notice) to:

                           Roger M. Barzun
                           60 Hubbard Street
                           P.O. Box 767
                           Concord, Massachusetts 01742
                                    Telephone: (978) 287-4275
                                    Telecopy:  (978) 287-4276

                           and

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019
                                    Attention: Christopher E. Manno, Esq.
                                    Telephone: (212) 728-8000
                                    Telecopy:  (212) 728-8111

        (b)      If to Sterling, to:

                           James D. Manning, Chief Executive Officer
                           Patrick T. Manning, President
                           Joseph Harper, Chief Financial Officer
                           Texas-Sterling Construction, Inc.
                           20810 Fernbush Lane
                           Houston, Texas 77073
                                    Telephone: (281) 821-9091
                                    Telecopy:  (281) 821-2995

                           with a copy (which shall not constitute notice) to:

                           Mayor, Day, Caldwell & Keeton, L.L.P.
                           700 Louisiana, Suite 1900
                           Houston, Texas 77002
                                    Attention: Geoffrey K. Walker, Esq.
                                    Telephone: (713) 225-7023
                                    Telecopy:  (713) 225-7047

                  (c) if to any Selling Stockholder, to such Selling Stockholder's address set forth on Exhibit A, and to Sterling as set forth above.

         Section 11.7. No Third-Party Beneficiaries. This Agreement is for the benefit of the parties hereto and is not intended to confer upon any other Person any rights or remedies hereunder except to the holders of the Senior Obligations.

         Section 11.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.

         Section 11.9. Consent to Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court of Delaware or Texas or any Delaware or Texas state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 11.9 shall be deemed effective service of process on such party.

         Section 11.10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 11.11. Exercise of Rights and Remedies. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

         Section 11.12. Reformation and Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, then such provision shall be severed from this Agreement, and in either case, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         Section 11.13. Attorney's Fees. Should it become necessary for any party to bring an action or cross-action against any other party to resolve any claim or controversy arising under this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and expenses, including fees incurred in connection with enforcing any decision of a court or arbitration panel, in addition to the costs of any such action. For purposes of this section, the "prevailing party" shall be determined by the court or arbitration panel, taking into consideration all aspects of the litigation the court may deem appropriate, including but not limited to matters of liability and extent of damages both as claimed before trial and proven during trial; the court or arbitration panel may determine that different parties prevailed on different aspects of the litigation and allocate the responsibility to pay fees and costs reasonably as a result thereof.

         Section 11.14. Interpretation.

         (a) This Agreement is the result of arms-length negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that the Agreement was prepared by any one party or that the Agreement shall be construed in favor of or against any one party.

         (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Any matter disclosed in any Schedule or other disclosure furnished or made available in connection with this Agreement shall be deemed to be disclosed in each other Schedule or other disclosure furnished or made available in connection with this Agreement where such disclosure may be relevant.

         (c) Except as may be otherwise specified in this Agreement: (a) the singular includes the plural and the plural includes the singular; (b) "or" and "any" are not exclusive and "include" and "including" are not limiting; (c) a reference to any agreement or contract includes supplements and amendments; (d) a reference to a law includes any amendment or modification to such law and any rules or regulations thereunder; (e) a reference to a "person" includes any individual or entity of any kind and its successors and assigns; and (f) a reference in this Agreement to a Section, Exhibit or Schedule refers to the Section, Exhibit or Schedule of this Agreement.



                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:                            OAKHURST COMPANY, INC.
                                      a Delaware corporation



                                      By:  /s/ Robert M. Davies
                                         --------------------------------------
                                      Name:  Robert M. Davies
                                      Title: Chief Executive Officer

STERLING:                             STERLING CONSTRUCTION COMPANY
                                      a Delaware corporation



                                      By:  /s/ Patrick T. Manning
                                         --------------------------------------
                                      Name:  Patrick T. Manning
                                      Title: President & Chief Executive Officer

SELLING STOCKHOLDERS:
                                      /s/ James D. Manning
                                      -----------------------------------------
                                      JAMES D. MANNING


                                      /s/ Patrick T. Manning
                                      -----------------------------------------
                                      PATRICK T. MANNING


                                      /s/ Joseph P. Harper, Sr.
                                      -----------------------------------------
                                      JOSEPH P. HARPER, SR.


                                      /s/ Terry D. Williamson
                                      -----------------------------------------
                                      TERRY D. WILLIAMSON


                                      /s/ Anthony F. Colombo
                                      -----------------------------------------
                                      ANTHONY F. COLOMBO


                                      /s/ Kevin J. Manning
                                      -----------------------------------------
                                      KEVIN J. MANNING


                                      /s/ Joseph P. Harper, Jr.
                                      -----------------------------------------
                                      JOSEPH P. HARPER, JR.



                             [TRANSACTION AGREEMENT]

                                      /s/ Julie M. Crump
                                      -----------------------------------------
                                      JULIE M. CRUMP


                                      /s/ Gary D. Hadfield
                                      -----------------------------------------
                                      GARY D. HADFIELD


                                      /s/ Brian R. Manning
                                      -----------------------------------------
                                      BRIAN R. MANNING


                                      /s/ Jeffrey Manning
                                      -----------------------------------------
                                      JEFFREY MANNING



                             [TRANSACTION AGREEMENT]

                                                                  EXECUTION COPY







                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                        J O CAPITAL MANAGEMENT LTD A/C A,

                        J O CAPITAL MANAGEMENT LTD A/C B,

                        J O CAPITAL MANAGEMENT LTD A/C C,

                     ORYX INTERNATIONAL GROWTH FUND LIMITED,

                   INVESCO ENGLISH & INTERNATIONAL TRUST PLC,

              NORTH ATLANTIC SMALL COMPANIES INVESTMENT TRUST PLC,

                           OAKHURST COMPANY, INC., AND

                          STERLING CONSTRUCTION COMPANY







                            DATED AS OF JULY 18, 2001

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
Article I. The Transactions.......................................................................................2
         Section 1.1. Exchange of Sterling Convertible Notes by Selling Funds.....................................2
         Section 1.2. Purchase of Sterling Common Stock by the Purchaser..........................................2
         Section 1.3. Purchase of Purchaser Securities by NASCIT..................................................3
         Section 1.4. Purchase of Sterling Short-Term Note by NASCIT..............................................3

Article II. The Closing...........................................................................................3
         Section 2.1. Closing.....................................................................................3
         Section 2.2. Closing Deliveries of the Parties...........................................................3

Article III. Representations and Warranties of Sterling...........................................................4
         Section 3.1. Transaction Agreement Representations and Warranties........................................4
         Section 3.2. Authorization of Shares Upon Exchange.......................................................4
         Section 3.3. Authorization of Sterling Short-Term Loan...................................................4

Article IV. Representations and Warranties of the Purchaser.......................................................5
         Section 4.1. Transaction Agreement Representations and Warranties........................................5
         Section 4.2. Authorization of the Purchaser Securities...................................................5

Article V. Representations and Warranties of the Selling Funds....................................................5
         Section 5.1. Representations and Warranties of the Selling Funds.........................................5
         Section 5.2. Representations and Warranties of NASCIT....................................................6

Article VI. [Intentionally Omitted]...............................................................................7

Article VII. Conditions Precedent to the Obligations of the Parties...............................................7
         Section 7.1. No Litigation; Consents.....................................................................7
         Section 7.2. Consummation of the Management Transaction..................................................7

Article VIII. Conditions Precedent to the Obligations of the Selling Funds........................................7
         Section 8.1. Representations and Warranties; Performance of Obligations..................................7
         Section 8.2. Closing Documents...........................................................................8
         Section 8.3. Nasdaq Authorization........................................................................8

Article IX. Conditions Precedent to the Obligations of the Purchaser and Sterling.................................8
         Section 9.1. Representations and Warranties; Performance Obligations.....................................8
         Section 9.2. Closing Documents...........................................................................8

Article X. Survival; Indemnification..............................................................................9
         Section 10.1. Survival of Representations and Warranties.................................................9
         Section 10.2. Indemnification............................................................................9
         Section 10.3. Third Person Claims.......................................................................10
         Section 10.4. Right of Set-Off; Payments for Damages....................................................10

Article XI. Miscellaneous........................................................................................11
         Section 11.1. Cooperation...............................................................................11
         Section 11.2. Successors and Assigns....................................................................11
         Section 11.3. Entire Agreement..........................................................................11
         Section 11.4. Counterparts..............................................................................11
         Section 11.5. Expenses..................................................................................11
         Section 11.6. Notices...................................................................................11
         Section 11.7. No Third-Party Beneficiaries..............................................................13
         Section 11.8. Governing Law.............................................................................13
         Section 11.9. Consent to Jurisdiction...................................................................13
         Section 11.10. Waiver of Jury Trial.....................................................................13
         Section 11.11. Exercise of Rights and Remedies..........................................................14
         Section 11.12. Reformation and Severability.............................................................14
         Section 11.13. Attorney's Fees..........................................................................14
         Section 11.14. Interpretation...........................................................................14

EXHIBITS

EXHIBIT A     Form of Purchaser Note
EXHIBIT B     Form of Purchaser Warrant
EXHIBIT C     Form of Sterling Short-Term Note
EXHIBIT D     Sterling Convertible Notes Held by Selling Funds
EXHIBIT E     Sterling Common Stock Sold by Selling Funds

INDEX OF DEFINED TERMS



Agreement.......................................................................................................1
Closing.........................................................................................................3
Closing Date....................................................................................................3
Damages.........................................................................................................9
Exchange........................................................................................................1
Hambro Funds....................................................................................................1
Indemnified Party..............................................................................................10
Indemnifying Party.............................................................................................10
Invesco Fund....................................................................................................1
Liens...........................................................................................................2
NASCIT..........................................................................................................1
Note Purchase Agreement.........................................................................................2
Purchaser.......................................................................................................1
Purchaser Common Stock..........................................................................................1
Purchaser Note..................................................................................................1
Purchaser Securities............................................................................................1
Purchaser Shares................................................................................................1
Securities Act..................................................................................................7
Selling Funds...................................................................................................1
Sterling........................................................................................................1
Sterling Common Stock...........................................................................................1
Sterling Convertible Notes......................................................................................1
Sterling Shares.................................................................................................2
Sterling Short-Term Note........................................................................................2
Texas-Sterling..................................................................................................1
Third Person...................................................................................................10
Transaction Agreement...........................................................................................2
Warrant.........................................................................................................1

                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into as of July 18, 2001, by and among J O Capital Management Ltd A/c A, J O Capital Management Ltd A/c B, J O Capital Management Ltd A/c C and Oryx International Growth Fund Limited (collectively, the "Hambro Funds"), Invesco English & International Trust Plc (the "Invesco Fund"), North Atlantic Small Companies Investment Trust Plc ("NASCIT" and, collectively with the Hambro Funds and the Invesco Fund, the "Selling Funds"), Oakhurst Company, Inc., a Delaware corporation (the "Purchaser") and Sterling Construction Company, a Delaware corporation ("Sterling").

         WHEREAS, the Selling Funds are the owners, collectively, of (A) one hundred sixty thousand four hundred seventeen (160,417) shares of common stock, par value $0.01 per share, of Sterling (the "Sterling Common Stock") and (B) two million six hundred seventy thousand dollars ($2,670,000.00) of 8% Convertible Senior Subordinated Notes due 2005 (the "Sterling Convertible Notes") issued by Sterling Construction Company, a Michigan corporation doing business in Texas under the name Texas-Sterling Construction, Inc. and a wholly owned subsidiary of Sterling ("Texas-Sterling"), which are exchangeable for eighty-six thousand seven hundred eighty-eight (86,788) shares of Sterling Common Stock;

         WHEREAS, the Selling Funds desire to exchange their Sterling Convertible Notes for eighty-six thousand seven hundred eighty-eight (86,788) shares of Sterling Common Stock (the "Exchange");

         WHEREAS, the Purchaser desires to purchase from the Selling Funds, and the Selling Funds desire to sell to the Purchaser, the Sterling Common Stock owned by them, including those shares of Sterling Common Stock acquired in the Exchange, in exchange for an aggregate of nine million eight hundred eighty-eight thousand two hundred dollars ($9,888,200.00);

         WHEREAS, NASCIT desires to purchase from the Purchaser, and the Purchaser desires to sell to NASCIT, (i) six hundred five thousand five hundred twenty (605,520) shares (the "Purchaser Shares") of the common stock, par value $0.01 per share, of the Purchaser (the "Purchaser Common Stock"), (ii) a zero-coupon subordinated promissory note of the Purchaser for an aggregate amount of principal and interest due at maturity of four million sixty thousand dollars ($4,060,000.00), substantially in the form attached hereto as Exhibit A (the "Purchaser Note"), duly executed by the Purchaser in favor of NASCIT, and
(iii) a warrant to purchase three hundred twenty-two thousand six hundred sixty-one (322,661) shares of the Purchaser Common Stock, substantially in the form attached hereto as Exhibit B (the "Purchaser Warrant" and, collectively with the Purchaser Shares and the Purchaser Note to be purchased by NASCIT pursuant to this Agreement, the "Purchaser Securities"), duly executed by the Purchaser in favor of NASCIT, in exchange for an aggregate of three million four hundred eighty-eight thousand two hundred eighty dollars ($3,488,280.00);

         WHEREAS, NASCIT desires to purchase from Sterling, and Sterling desires to sell to NASCIT, a promissory note of Sterling with an initial principal amount of one million five hundred thousand dollars ($1,500,000.00), substantially in the form attached hereto as Exhibit C

(the "Sterling Short-Term Note"), duly executed by Sterling in favor of NASCIT, in exchange for one million five hundred thousand dollars ($1,500,000.00); and

         WHEREAS, simultaneously with the closing of the transactions contemplated by this Agreement, the Purchaser will purchase a portion of the shares of Sterling Common Stock held by certain shareholders of Sterling pursuant to that certain Transaction Agreement, dated as of the date hereof, by and among the Purchaser, Sterling and the shareholders of Sterling listed therein (the "Transaction Agreement").

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                                   Article I.
                                The Transactions

         Section 1.1. Exchange of Sterling Convertible Notes by Selling Funds.

         (a) Pursuant to the terms of the Note Purchase Agreement, dated as of January 19, 1999, by and among Sterling, Texas-Sterling, the Selling Funds and Oakhurst Technology, Inc. (the "Note Purchase Agreement"), each of the several Selling Funds hereby gives notice to Sterling and Texas-Sterling of its desire to exchange, and on the Closing Date (as defined in Section 2.1(a) hereof) will deliver to Sterling for exchange, all of the Sterling Convertible Notes held by such Selling Fund for shares of Sterling Common Stock. The respective aggregate principal amounts of the Sterling Convertible Notes to be delivered for exchange by each of the several Selling Funds is set forth on Exhibit D hereto next to each such Selling Fund's name.

         (b) Pursuant to the terms of the Note Purchase Agreement, on the Closing Date, Sterling will upon receipt of the Sterling Convertible Notes deliver to the Selling Funds an aggregate of eighty-six thousand seven hundred eighty-eight (86,788) shares of Sterling Common Stock, free and clear of all mortgages, pledges, security interests, encumbrances, liens (statutory or other), conditional sale agreements, claims, charges, limitations or similar restrictions ("Liens"). The respective number of shares of Sterling Common Stock to be acquired by each of the several Selling Funds is set forth on Exhibit D hereto next to each such Selling Fund's name.

         Section 1.2. Purchase of Sterling Common Stock by the Purchaser.

         (a) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date and after the Exchange, the Selling Funds severally will sell, assign, transfer and deliver to the Purchaser, and the Purchaser will purchase and acquire from the Selling Funds an aggregate of two hundred forty-seven thousand two hundred five (247,205) shares of Sterling Common Stock (the "Sterling Shares"), free and clear of all Liens. The respective number of Sterling Shares to be sold by each of the several Selling Funds is set forth on Exhibit E hereto next to each such Selling Fund's name.

         (b) On the Closing Date, as consideration for its purchase of the Sterling Shares from the Selling Funds, the Purchaser will upon receipt of the Sterling Shares pay to each of the Selling Funds in cash by wire transfer of immediately available funds to an account designated in writing by the Selling Funds at least three days prior to the Closing Date the respective amounts indicated on Exhibit E hereto next to each such Selling Fund's name, which in the aggregate will be nine million eight hundred eighty-eight thousand two hundred dollars ($9,888,200.00).

         Section 1.3. Purchase of Purchaser Securities by NASCIT. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Purchaser will sell, assign, transfer and deliver to NASCIT the Purchaser Securities, free and clear of all Liens, upon receipt of three million four hundred eighty-eight thousand two hundred eighty dollars ($3,488,280.00) by wire transfer of immediately available funds to an account designated by the Purchaser at least three days prior to the Closing Date.

         Section 1.4. Purchase of Sterling Short-Term Note by NASCIT. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Sterling will sell, assign, transfer and deliver to NASCIT the Sterling Short-Term Note upon receipt of one million five hundred thousand dollars ($1,500,000.00) by wire transfer of immediately available funds to an account designated by Sterling at least three days prior to the Closing Date.

                                   Article II.
                                   The Closing

         Section 2.1. Closing.

         (a) The consummation of (i) the Exchange pursuant to Section 1.1 hereof, (ii) the purchase and sale of the Sterling Shares pursuant to Section
1.2 hereof, (iii) the issuance, purchase and sale of the Purchaser Securities pursuant to Section 1.3 hereof and (iv) the issuance, purchase and sale of the Sterling Short-Term Note pursuant to Section 1.4 hereof (the "Closing"), shall take place at the offices of Mayor, Day, Caldwell & Keeton, L.L.P., 700 Louisiana, Suite 1900, Houston, Texas, at 10:00 a.m. on July 18, 2001, or at such other time and place as the parties may mutually agree upon. The date and time of the Closing is referred to as the "Closing Date".

         (b) At or prior to the Closing, provided that the conditions set forth in Article VII, Article VIII and Article IX of this Agreement have been satisfied or waived, the parties shall tender for delivery, or cause to be tendered for delivery, each of the instruments and documents described in
Section 2.2 hereof.

         Section 2.2. Closing Deliveries of the Parties. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

         (a) The Selling Funds shall deliver to Sterling for cancellation the Sterling Convertible Notes to be exchanged by them for Sterling Common Stock in accordance with Section 1.1(a) hereof;

         (b) Sterling shall issue and deliver to the Selling Funds duly executed certificates representing the Sterling Common Stock to be acquired by the Selling Funds in exchange for the Sterling Convertible Notes in accordance with
Section 1.1(b);

         (c) The Selling Funds shall deliver to the Purchaser certificates representing the Sterling Shares to be sold to the Purchaser in accordance with
Section 1.2(a) hereof, together with duly executed stock powers;

         (d) The Purchaser will deliver to the Selling Funds by wire transfer nine million eight hundred eighty-eight thousand two hundred dollars ($9,888,200.00) in accordance with Section 1.2(b) hereof.

         (e) The Purchaser will issue and deliver to NASCIT duly executed certificates representing the Purchaser Securities to be sold to NASCIT in accordance with Section 1.3 hereof;

         (f) NASCIT will deliver to the Purchaser by wire transfer three million four hundred eighty-eight thousand two hundred eighty dollars ($3,488,280.00) in accordance with Section 1.3 hereof;

         (g) Sterling will issue and deliver to NASCIT the duly executed Sterling Short-Term Note to be sold to NASCIT in accordance with Section 1.4 hereof;

         (h) NASCIT will deliver to Sterling by wire transfer one million five hundred thousand dollars ($1,500,000.00) in accordance with Section 1.4 hereof; and

         (i) The parties shall duly execute and deliver the other instruments, documents and certificates contemplated to be delivered by them under Article VII, Article VIII and Article IX of this Agreement.

                                  Article III.
                   Representations and Warranties of Sterling

         Sterling makes the representations and warranties set forth in this
Article III to NASCIT as of the date hereof.

         Section 3.1. Transaction Agreement Representations and Warranties. The representations and warranties contained in Article III of the Transaction Agreement are hereby included by reference and remade herein by Sterling to the Selling Funds, mutatis mutandis.

         Section 3.2. Authorization of Shares Upon Exchange. The shares of Sterling Common Stock to be issued upon the Exchange of the Sterling Convertible Notes have been duly authorized and validly reserved for issuance in contemplation of the Exchange and, when issued and delivered in accordance with the terms of the Note Purchase Agreement and this Agreement, will be validly issued, fully paid, nonassessable and not subject to any preemptive rights.

         Section 3.3. Authorization of Sterling Short-Term Loan. The Sterling Short-Term Note has been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, nonassessable and not subject to any preemptive rights.

                                   Article IV.
                 Representations and Warranties of the Purchaser

         The Purchaser makes the representations and warranties set forth in this Article IV to NASCIT as of the date hereof.

         Section 4.1. Transaction Agreement Representations and Warranties. The representations and warranties contained in Article IV of the Transaction Agreement are hereby included by reference and remade herein by the Purchaser to the Selling Funds, mutatis mutandis.

         Section 4.2. Authorization of the Purchaser Securities. The Purchaser Securities, together with the shares of Purchaser Common Stock to be issued upon exercise of the Purchaser Warrant, have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, nonassessable and not subject to any preemptive rights. The shares of Purchaser Common Stock to be issued upon exercise of the Purchaser Warrant have been duly authorized and validly reserved for issuance in contemplation of the exercise of the Purchaser Warrant and, when issued and delivered in accordance with the terms of the Purchaser's Certificate of Incorporation, will have been validly issued and will be fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights.

                                   Article V.
               Representations and Warranties of the Selling Funds

         Section 5.1. Representations and Warranties of the Selling Funds. Each of the Selling Funds, severally with respect to itself, and not jointly, makes the representations and warranties set forth in this Section 5.1 to the Purchaser and Sterling as of the date hereof.

         (a) Due Organization. Such Selling Fund is an entity duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation, and has all requisite corporate power and authority to own or lease its properties and assets and conduct its business as now conducted. Such Selling Fund is duly authorized and qualified to carry on its business as a foreign corporation in the places and in the manner as now conducted except where the failure to be so authorized or qualified would not be reasonably expected, individually or in the aggregate, to have a material adverse effect on the business, assets, condition (financial or other), properties or results of operations of such Selling Fund.

         (b) Authority. Such Selling Fund has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents (as defined in the Transaction Agreement) to be executed and delivered by such Selling Fund and to consummate the transactions contemplated hereby. The execution and delivery by such Selling Fund of this Agreement and the other Transaction Documents to be executed and delivered by such Selling Fund and all instruments, documents and agreements contemplated hereby to be executed by or on behalf of such Selling Fund have been or will be at the Closing duly and validly authorized by all necessary corporate action on the part of such Selling Fund. This Agreement, the other Transaction Documents to which such Selling Fund is a party and all other instruments, documents and agreements contemplated hereby to be executed and delivered by such Selling Fund have been or will be at the Closing duly and validly executed and delivered by such Selling Fund and constitute, or will constitute, the legal, valid and binding obligation of such Selling Fund, enforceable against such Selling Fund, except to the extent enforceability is limited by applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and subject to general principles of equity and judicial discretion.

         (c) No Conflicts; Approvals. Neither the execution, delivery and performance by such Selling Fund of this Agreement and the other Transaction Documents to which such Selling Fund is a party, nor the consummation by such Selling Fund of the transactions contemplated hereby, will (a) violate, conflict with or result in a breach of any agreement, contract or other instrument to which such Selling Fund is a party, (b) violate or conflict with any order, decree, law, rule or regulation applicable to such Selling Fund or by which any property or asset of such Selling Fund is bound, or (c) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any federal, state, municipal, foreign or other court or governmental body or agency, or any other regulatory body or Person by such Selling Fund.

         (d) Title to the Sterling Convertible Notes and Common Stock. Such Selling Fund has valid and marketable title to all of the Sterling Convertible Notes and all of the shares of Sterling Common Stock it now owns, free and clear of any Liens, and after the Exchange and at the Closing will have valid and marketable title to all of the Sterling Shares set forth opposite its name on Exhibit E hereto, free and clear of any Liens.

         Section 5.2. Representations and Warranties of NASCIT. NASCIT makes the representations and warranties set forth in this Section 5.2 to the Purchaser and Sterling as of the date hereof.

         (a) NASCIT is acquiring the Purchaser Securities and the Sterling Short-Term Note for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such Purchaser Securities and Sterling Short-Term Note.

         (b) NASCIT has such knowledge and experience in financial and business matters that NASCIT is capable of evaluating the merits and risks of its investment in the Purchaser Securities and the Sterling Short-Term Note as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. NASCIT has been furnished copies of or access to the Purchaser SEC Reports which have been filed prior to the date of this Agreement and has been afforded an opportunity to ask questions of and receive answers from representatives of the Purchaser and Sterling concerning the terms and conditions of this Agreement and the acquisition of the Purchaser Securities and the Sterling Short-Term Note contemplated hereby.

         (c) NASCIT understands that neither the Purchaser Securities nor the Sterling Short-Term Note have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law, but are being issued and sold in a transaction exempt from the registration requirements of the Securities Act and such laws, which exemption depends upon, among other things, the bona fide nature of NASCIT's investment intent as expressed herein.

NASCIT also understands that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws or a subsequent disposition thereof is exempt from registration. NASCIT also understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to NASCIT) promulgated under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

                                   Article VI.
                             [Intentionally Omitted]

                                  Article VII.
             Conditions Precedent to the Obligations of the Parties

         The obligations of the parties hereunder are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived in writing by the Selling Funds, the Purchaser and Sterling.

         Section 7.1. No Litigation; Consents.

         (a) No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened by any Person not a party to this Agreement to restrain or prohibit the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

         (b) All consents, waivers, authorizations and approvals of any governmental agency or body and of any other Person required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

         Section 7.2. Consummation of the Management Transaction. The Purchaser, Sterling and all other parties thereto shall have executed and delivered the Transaction Agreement and shall have executed all other agreements, certificates, instruments and documents contemplated thereby and consummated all of the transactions contemplated thereunder (other than consummation of the transactions contemplated by this Agreement).

                                 Article VIII.
          Conditions Precedent to the Obligations of the Selling Funds

         The obligations of the Selling Funds hereunder are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived in writing by agreement of the Selling Funds.

         Section 8.1. Representations and Warranties; Performance of
Obligations.

         (a) The representations and warranties of the Purchaser set forth in this Agreement shall be accurate as of the Closing Date, except to the extent a representation or warranty is made as of a specified date, in all respects. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Purchaser on or before the Closing Date shall have been duly complied with and performed in all material respects. A certificate to the foregoing effect dated the Closing Date and signed by an authorized officer of the Purchaser shall have been delivered to the Selling Funds.

         (b) The representations and warranties of Sterling set forth in this Agreement shall be accurate as of the Closing Date, except to the extent a representation or warranty is made as of a specified date, in all respects. All of the terms, covenants and conditions of this Agreement to be complied with and performed by Sterling on or before the Closing Date shall have been duly complied with and performed in all material respects. A certificate to the foregoing effect dated the Closing Date and signed by an authorized officer of Sterling shall have been delivered to the Selling Funds.

         Section 8.2. Closing Documents. The Selling Funds shall have been tendered delivery of each of the payments and documents to be delivered to them by the Purchaser and Sterling, as the case may be, at the Closing pursuant to
Section 2.2 hereof.

         Section 8.3. Nasdaq Authorization. Each of the Purchaser Shares issuable pursuant to this Agreement and the shares of Purchaser Common Stock issuable upon exercise of the Purchaser Warrant shall, subject to official notice of issuance, have been duly authorized for trading on the OTC Bulletin Board and shall be an "active" (as defined in NASD Rule 6540, as amended or superceded) "OTCBB - eligible security" (as defined in NASD Rule 6530, as amended or superceded), with at least two market makers displaying two-sided markets as of the date of issuance and not subject to any trading or quotation halt.

                                  Article IX.
      Conditions Precedent to the Obligations of the Purchaser and Sterling

         The obligations of the Purchaser and Sterling hereunder are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived in writing by agreement of the Purchaser and Sterling.

         Section 9.1.Representations and Warranties; Performance Obligations. The representations and warranties of the Selling Funds set forth in this Agreement shall be accurate as of the Closing Date, except to the extent a representation or warranty is made as of a specified date, in all respects. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Selling Funds on or before the Closing Date shall have been duly complied with and performed in all material respects. Certificates to the foregoing effect dated the Closing Date and signed by authorized officers of the Selling Funds, as the case may be, shall have been delivered to the Purchaser and Sterling.

         Section 9.2. Closing Documents. The Purchaser and Sterling shall have been tendered delivery of each of the payments and documents to be delivered to it by the Selling Funds at the Closing pursuant to Section 2.2 hereof.

                                   Article X.
                            Survival; Indemnification

         Section 10.1. Survival of Representations and Warranties. The representations and warranties of the Purchaser and Sterling in this Agreement (other than those made by the Purchaser in Section 4.2 hereof and Sterling in Sections 3.2 and 3.3 hereof) shall not survive the Closing. The representations and warranties of the Selling Funds made in Article V of this Agreement or the certificates delivered by or on behalf of the Selling Funds in connection herewith, the representations and warranties of the Purchaser made in Section
4.2 hereof, and the representations and warranties of Sterling made in Sections
3.2. and 3.3 hereof will survive indefinitely. The covenants and agreements in this Agreement and other instruments and documents delivered pursuant to this Agreement that by their terms are to be performed in whole or in part after the Closing Date will survive the Closing Date and continue in full force and effect without limitation.

         Section 10.2. Indemnification.

         (a) Each of the Selling Funds covenants and agrees that it will severally and not jointly, on the terms and subject to the conditions and limitations set forth in this Agreement, indemnify, defend, protect and hold harmless the Purchaser and Sterling and their respective officers, directors, principals, members, affiliates, agents, successors and assigns at all times from and after the date of this Agreement from and against all claims, losses, damages, actions, suits, proceedings, demands, assessments, adjustments, interest, fines, penalties, costs and expenses, including specifically, but without limitation, reasonable attorneys', consultants', experts' and accountants' fees and expenses incurred in the investigation of such claims (collectively, "Damages"), incurred by any such entities or persons resulting from (a) any breach of the representations and warranties of such Selling Fund set forth herein or on the certificates delivered by or on behalf of such Selling Fund in connection herewith, or (b) any nonfulfillment of any agreement or covenant on the part of such Selling Fund under this Agreement.

         (b) The Purchaser covenants and agrees that it will, on the terms and subject to the conditions and limitations set forth in this Agreement, indemnify, defend, protect and hold harmless the Selling Funds and their respective officers, directors, principals, members, affiliates, agents, successors and assigns at all times from and after the date of this Agreement from and against all Damages incurred by any such entities or persons resulting from (a) any breach of the representations and warranties of the Purchaser set forth in Section 4.2 hereof, or (b) any nonfulfillment of any agreement or covenant on the part of the Purchaser under this Agreement.

         (c) Sterling covenants and agrees that it will, on the terms and subject to the conditions and limitations set forth in this Agreement, indemnify, defend, protect and hold harmless the Selling Funds and their respective officers, directors, principals, members, affiliates, agents, successors and assigns at all times from and after the date of this Agreement from and against all Damages incurred by any such entities or persons resulting from (a) any breach of the representations and warranties of Sterling set forth in Sections 3.2 and 3.3 hereof, or (b) any nonfulfillment of any agreement or covenant on the part of Sterling under this Agreement.

         Section 10.3. Third Person Claims. Promptly after any entity or person entitled to indemnification under Section 10.2 hereof (hereinafter the "Indemnified Party"") has received notice of or has knowledge of any claim by a person not a party to this Agreement ("Third Person") or the commencement of any action or proceeding by a Third Person, the Indemnified Party shall, as a condition precedent to a claim with respect thereto being made against the party from which the Indemnified Party is entitled to indemnification (hereinafter the "Indemnifying Party"), give the Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall state the nature and the basis of such claim and, to the extent practicable, a reasonable estimate of the potential amount thereof. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter so long as the Indemnifying Party pursues the same in good faith and diligently. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records or information reasonably requested by the Indemnifying Party that are in the Indemnified Party's possession or control. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in any matter through counsel of its own choosing at its own expense (unless there is a conflict of interest that prevents counsel for the Indemnifying Party from representing Indemnified Party, in which case the Indemnifying Party will reimburse the Indemnified Party for the expenses of its counsel); provided that the Indemnifying Party's counsel shall always be lead counsel and shall determine all litigation and settlement steps, strategy and the like; and provided further that, unless otherwise provided, the Indemnifying Party shall not be liable for the costs of more than one counsel for all Indemnified Parties in any action or proceeding. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability, except to the extent such participation is requested by the Indemnifying Party or there exists a conflict of interest as described above, in which event the Indemnified Party shall be reimbursed, promptly as such expenses are incurred, by the Indemnifying Party for reasonable additional legal expenses, out-of-pocket expenses and allocable share of employee compensation incurred in connection with such participation for any employee whose participation is so requested. The Indemnifying Party will not settle any such Third Person claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party does not undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice, at the cost and expense of the Indemnifying Party, and the Indemnified Party may settle such matter, and the Indemnifying Party will reimburse, promptly as such expenses are incurred, the Indemnified Party for the amount paid in such settlement and any other liabilities or expenses incurred by the Indemnified Party in connection therewith, provided, however, that the Indemnified Party will not settle any Third Person claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

         Section 10.4. Right of Set-Off; Payments for Damages. Any Indemnified Party shall have the right to set-off the amount of any and all Damages for which any Indemnifying Party shall become liable to such Indemnified Party hereunder against any amounts otherwise payable by such Indemnified Party hereunder to such Indemnifying Party. Except as otherwise expressly provided herein, all payments for Damages under this Article X shall be paid in cash immediately as incurred.

                                  Article XI.
                                  Miscellaneous

         Section 11.1. Cooperation. The Selling Funds, the Purchaser and Sterling shall each deliver or cause to be delivered to the other on the Closing Date, and at such other times and places thereafter as shall be reasonably agreed to, such additional instruments as the other may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. After the Closing Date, the Selling Funds will cooperate with the Purchaser and Sterling, and the Purchaser and Sterling will cooperate with the Selling Funds, in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods at or prior to the Closing Date. Such cooperation shall be without charge.

         Section 11.2. Successors and Assigns. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) without the written consent of the other parties hereto and shall be binding upon and shall inure solely and exclusively to the benefit of the parties hereto except as otherwise expressly provided herein, their successors, heirs, personal representatives and permitted assigns.

         Section 11.3. Entire Agreement. This Agreement (which shall for all purposes hereof be deemed to include the Exhibits referred to herein), the other Transaction Documents and, when delivered, the documents and instruments delivered pursuant hereto constitute the entire agreement and understanding among the Selling Funds, the Purchaser and Sterling, and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement may be modified or amended only by a written instrument executed by the Selling Funds, the Purchaser and Sterling.

         Section 11.4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         Section 11.5. Expenses. Whether or not the transactions herein contemplated shall be consummated, each party to this Agreement shall pay the fees, expenses and disbursements of such party and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement or any amendments hereto and other documents to be delivered pursuant to the terms herein, and all costs and expenses related to such party's due diligence investigation.

         Section 11.6. Notices. All notices or communications required or permitted hereunder shall be in writing and may be given (i) by a reputable overnight courier service, (ii) by electronically confirmed facsimile, or (iii) by delivering the same in person to an officer or agent of such party against a written receipt therefor. Notices shall be deemed to have been given (a) if sent by overnight courier, on the business day following delivery by the sending party to the courier service and (b) if sent by facsimile, on the day the facsimile is confirmed as having been received. Notices shall be addressed as follows:

         (a)      If to the Selling Funds, to:

                           Christopher Mills
                           J O Hambro Capital Management Limited
                           14 Ryder Street
                           Ryder Court SW1Y 6QB
                           London, England
                                    Telephone:  011 44 207 747 5678
                                    Telecopy:   011 44 207 747 5647

         (b)      If to the Purchaser, to:

                           Robert D. Davies
                           Maarten D. Hemsley
                           Oakhurst Company, Inc.
                           Oakhurst Company, Inc.
                           c/o Oakhurst Management Corporation
                           3365 Spruce Lane
                           Grapevine, Texas 76051
                                    Attention:  Karen A. Stempinski

                           with copies (which shall not constitute notice) to:

                           Roger M. Barzun
                           60 Hubbard Street
                           P.O. Box 767
                           Concord, Massachusetts 01742
                                    Telephone:  (978) 287-4275
                                    Telecopy:   (978) 287-4276

                           and

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019
                                    Attention:  Christopher E. Manno, Esq.
                                    Telephone:  (212) 728-8000
                                    Telecopy:   (212) 728-8111

         (c)      If to Sterling, to:

                           James D. Manning, Chief Executive Officer
                           Patrick T. Manning, President
                           Joseph Harper, Chief Financial Officer
                           Texas-Sterling Construction, Inc.
                           20810 Fernbush Lane
                           Houston, Texas 77073
                                    Telephone:  (281) 821-9091
                                    Telecopy:   (281) 821-2995

                           with a copy (which shall not constitute notice) to:

                           Mayor, Day, Caldwell & Keeton, L.L.P.
                           700 Louisiana, Suite 1900
                           Houston, Texas 77002
                                    Attention:  Geoffrey K. Walker, Esq.
                                    Telephone:  (713) 225-7023
                                    Telecopy:   (713) 225-7047

         Section 11.7. No Third-Party Beneficiaries. This Agreement is for the benefit of the parties hereto and is not intended to confer upon any other Person any rights or remedies hereunder.

         Section 11.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.

         Section 11.9. Consent to Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section
11.9 shall be deemed effective service of process on such party.

         Section 11.10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 11.11. Exercise of Rights and Remedies. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

         Section 11.12. Reformation and Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, then such provision shall be severed from this Agreement, and in either case, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         Section 11.13. Attorney's Fees. Should it become necessary for any party to bring an action or cross-action against any other party to resolve any claim or controversy arising under this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and expenses, including fees incurred in connection with enforcing any decision of a court or arbitration panel, in addition to the costs of any such action. For purposes of this section, the "prevailing party" shall be determined by the court or arbitration panel, taking into consideration all aspects of the litigation the court may deem appropriate, including but not limited to matters of liability and extent of damages both as claimed before trial and proven during trial; the court or arbitration panel may determine that different parties prevailed on different aspects of the litigation and allocate the responsibility to pay fees and costs reasonably as a result thereof.

         Section 11.14. Interpretation.

         (a) This Agreement is the result of arms-length negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that the Agreement was prepared by any one party or that the Agreement shall be construed in favor of or against any one party.

         (b) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Any matter disclosed in any disclosure furnished or made available in connection with this Agreement shall be deemed to be disclosed in each other disclosure furnished or made available in connection with this Agreement where such disclosure may be relevant.

         (c) Except as may be otherwise specified in this Agreement: (a) the singular includes the plural and the plural includes the singular; (b) "or" and "any" are not exclusive and "include" and "including" are not limiting; (c) a reference to any agreement or contract includes supplements and amendments; (d) a reference to a law includes any amendment or modification to such law and any rules or regulations thereunder; (e) a reference to a "person" includes any individual or entity of any kind and its successors and assigns; and (f) a reference in this Agreement to a Section or Exhibit refers to the Section or Exhibit of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLING FUNDS:                        J O CAPITAL MANAGEMENT LTD A/C A


                                      By: /s/ Christopher H.B. Mills
                                          -----------------------------------
                                          Name:   Christopher H.B. Mills
                                          Title:  Authorized Signatory

                                      J O CAPITAL MANAGEMENT LTD A/C B


                                      By: /s/ Christopher H.B. Mills
                                          -----------------------------------
                                          Name:   Christopher H.B. Mills
                                          Title:  Authorized Signatory

                                      J O CAPITAL MANAGEMENT LTD A/C C


                                      By: /s/ Christopher H.B. Mills
                                          ----------------------------------
                                          Name:   Christopher H.B. Mills
                                          Title:  Authorized Signatory



                                      ORYX INTERNATIONAL GROWTH FUND LIMITED


                                      By: /s/ Christopher H.B. Mills
                                          -----------------------------------
                                          Name:    Christopher H.B. Mills
                                          Title:   Authorized Signatory


                                      INVESCO ENGLISH & INTERNATIONAL TRUST PLC


                                      By: /s/ D.H. Ellis
                                          -----------------------------------
                                          Name:    D.H. Ellis
                                          Title:   Authorized Signatory



                         [SECURITIES PURCHASE AGREEMENT]

                                      NORTH ATLANTIC SMALL COMPANIES
                                       INVESTMENT TRUST PLC


                                      By: /s/ Christopher H.B. Mills
                                         --------------------------------------
                                         Name:   Christopher H.B. Mills
                                         Title:  Authorized Signatory

PURCHASER:                            OAKHURST COMPANY, INC.


                                      By: /s/ Maarten D. Hemsley
                                         --------------------------------------
                                         Name:   Maarten D. Hemsley
                                         Title:  President



STERLING:                             STERLING CONSTRUCTION COMPANY
                                      a Delaware corporation



                                      By: /s/ Patrick T. Manning
                                         --------------------------------------
                                         Name:   Patrick T. Manning
                                         Title:  President & Chief
                                                 Executive Officer



                        [SECURITIES PURCHASE AGREEMENT]